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                                                                   EXHIBIT 10.22


                                      LEASE


                                 by and between


                          SORRENTO VALLEY BUSINESS PARK

                                  ("Landlord")


                                       and
                          SIGNAL PHARMACEUTICALS, INC.
                                   ("Tenant")




                          For the 10,417 SF Premises at
                     5555 Oberlin Drive, San Diego, CA 92121




                                                    Multiple Tenant Modified Net
                                                    Multiple Building Project


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                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
 1.  PARTIES .........................................................  1
 2.  PREMISES ........................................................  1
 3.  LEASE TERM ......................................................  1
 4.  RENT ............................................................  1
 5.  CONDITION OF PREMISES ...........................................  2
 6.  USE .............................................................  2
 7.  ASSIGNMENT AND SUBLETTING .......................................  4
 8.  ALTERATIONS .....................................................  7
 9.  REPAIR AND MAINTENANCE ..........................................  8
10.  UTILITIES AND SERVICES .......................................... 11
11.  REAL PROPERTY TAXES ............................................. 11
12.  INSURANCE ....................................................... 13
13.  DAMAGE OR DESTRUCTION ........................................... 15
14.  NOTICES ......................................................... 16
15.  DEFAULT ......................................................... 17
16.  SURRENDER OF THE PREMISES ....................................... 20
17.  ATTORNEYS' FEES ................................................. 20
18.  LIENS ........................................................... 20
19.  RENTAL ADJUSTMENT ............................................... 21
20.  SUBORDINATION ................................................... 21
21.  MORTGAGEE PROTECTION ............................................ 21
22.  CONDEMNATION .................................................... 21
23.  HOLDING OVER .................................................... 22
24.  ENTRY BY LANDLORD ............................................... 22
25.  ESTOPPEL CERTIFICATES ........................................... 23
26.  TRANSFER OF THE PREMISES BY LANDLORD ............................ 23
27.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS .................. 23
28.  TENANT'S REMEDY ................................................. 24
29.  SECURITY DEPOSIT ................................................ 24
30.  FINANCIAL COVENANTS ............................................. 24
31.  PARKING ......................................................... 24
32.  QUIET ENJOYMENT ................................................. 25
33.  MODIFICATIONS FOR LENDER ........................................ 25
34.  SIGNS ........................................................... 25
35.  ACCEPTANCE ...................................................... 25
36.  RECORDING ....................................................... 25
37.  QUITCLAIM ....................................................... 25
38.  BROKERS ......................................................... 25
39.  GENERAL ......................................................... 26


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EXHIBIT A              DIAGRAM OF PREMISES
EXHIBIT B              LEGAL DESCRIPTION
EXHIBIT C              WORK LETTER AGREEMENT
EXHIBIT D              COMMENCEMENT DATE MEMORANDUM
EXHIBIT E              TENANT IMPROVEMENT PLAN
EXHIBIT F              FIRST REFUSAL AREA
ADDENDUM


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                                  LEASE SUMMARY


Lease Date:              April 30, 1993

Landlord:                Sorrento Valley Business Park, a
                         California Limited Partnership

Address of Landlord      The Courson Company
                         2882 Sand Hill Road
                         Suite 250
                         Menlo Park, CA 94025

Tenant:                  Signal Pharmaceuticals, Inc.

Contact:                 Mark D. Carman, Ph.D.        Telephone: (619)756-9827
                         Jacqueline Johnson, Ph.D.

Premises:                10,417 Square Feet

Building Address:        5555 Oberlin Drive, Suite 100

City:                    San Diego

County:                  San  Diego

Tenant's Building Percentage:  44.74%

Tenant's Project Percentage:  9.96%

Anticipated Commencement Date:  October 1, 1993
Term:  Eighty-four (84) months
Initial Monthly Rent:  $16,146.35/month
Security Deposit:  $16,146.35
Broker:  CB Commercial Real Estate Group, Inc.


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                                      LEASE

                         (MULTIPLE TENANT MODIFIED NET)


PARTIES     1.    THIS LEASE (the "Lease"), dated April 30, 1993, is entered into by and between Sorrento Valley Business Park, a limited partnership ("Landlord"), whose address is 2882 Sand Hill Road, Suite 250, Menlo Park, CA 94025 and Signal Pharmaceuticals, Inc., a California corporation ("Tenant").

PREMISES    2.    Landlord hereby leases to Tenant and Tenant hereby leases from
            Landlord those certain premises consisting of approximately 10,417 rentable square feet, as shown on Exhibit A attached hereto (the "Premises") , located in a one-story building (the "Building") commonly known as 5555 Oberlin Drive, Suite 100, San Diego, California 92121. The Premises are located on that real property commonly known as Sorrento Valley Business Park (the "Project") , and more particularly described in Exhibit B attached hereto, which includes four buildings, adjacent parking areas, landscaping, and related improvements. Tenant's right to use the Outside Areas of the Project shall be a right in common with other tenants of the Project. For purposes of this Lease, "Outside Areas" shall mean all areas and facilities within the Project except for the Building and the other buildings located within the Project, including, but not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas, subject to the reasonable rules and regulations and changes therein from time to time made by Landlord governing the use of the outside Areas.

LEASE       3.    A.    TERM. Except as set forth in the Letter Agreement by and
TERM        between Signal Pharmaceutical Inc. and the Landlord and dated July
            2, 1993 and July 7, 1993, respectively (the "Letter Agreements").
            The term of this Lease shall be a period of seven (7) years and zero
            (0) months commencing on the Commencement Date, hereinafter referred to as "Term" including any extensions hereunder.

                  B. COMMENCEMENT DATE. The Commencement Date of the Lease shall be the earlier to occur of (i) the date Tenant begins to use the Premises for the conduct of its business therein, or (ii) December 1, 1993 ("Commencement Date"), which latter date may be adjusted by events of "Landlord Delay" or "Force Majeure" (as defined in the work letter agreement attached hereto as Exhibit C).

                  C. COMMENCEMENT DATE MEMORANDUM. When the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form shown in Exhibit D.

                  D.    Deleted.

                  E. EARLY ENTRY. At any time after the execution of this Lease, provided that Tenant shall not be in default hereunder beyond any applicable cure period, Tenant and Tenant's representatives may enter the Premises to install tenant improvements, trade fixtures and equipment in the Premises, and the date of such installation or work shall not be deemed the Commencement Date of the Lease or constitute possession of the Premises for purposes of this Lease; provided, however, that Tenant's use of the Premises during said period of time shall be at Tenant's sole risk and subject to all the terms and provisions applicable to Tenant under this Lease, except for the payment of Monthly Rent and Additional Rent, which shall commence on the Commencement Date.

                  F.    Deleted.

RENT        4.    A.    MONTHLY RENT. Tenant shall pay to Landlord, in lawful
            money of the United States, for each calendar month of the Term,


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            Monthly Rent in the amount of Sixteen Thousand One Hundred Forty-Six and 35/100ths Dollars ($16,146.35), subject to adjustment as provided in Paragraph 19, in advance, on the first day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand, except as otherwise expressly provided herein.

                  B. ADDITIONAL RENT. All monies required to be paid by Tenant under this Lease, including, without limitation, repair and maintenance charges pursuant to Paragraph 9, Real Property Taxes pursuant to Paragraph 11, and insurance premiums and deductibles pursuant to Paragraph 12, shall be deemed Additional Rent. The term "Rent" as used herein shall refer to Monthly Rent plus any Additional Rent.

                  C.    PRORATIONS. If the Commencement Date is not the first
            (1st) day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Lease commences or terminates.

CONDITION   5.    By taking possession of the Premises, Tenant shall be deemed
OF          to have accepted the Premises in good, clean and completed condition
PREMISES    and repair, subject to all applicable laws, codes and ordinances.
            Tenant acknowledges that neither Landlord nor its authorized agents, partners, subsidiaries, directors, officers, and employees
            ("Agents") have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its Agents agreed to undertake any Alterations (as defined below in Paragraph
            8) or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.

USE         6.    A. TENANT'S USE. Tenant shall use the Premises solely for
            office, warehouse and biotechnology research (including animal research and a pilot plant manufacturing facility) as permitted in the current MlB zoning and shall not use the Premises for any other purpose, without the prior written consent of Landlord.

                  B. CC&R'S. Tenant agrees that the Premises are subject and subordinate to those certain covenants, conditions and restrictions recorded at Series/Instrument #80-317016, of the Official Records of San Diego County, California, on September 29, 1980, a copy of which Tenant acknowledges has been delivered to it (the "CC&R's"). Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereto provided to Tenant, including the payment by Tenant of any periodic or special dues or assessments against the Premises.

                  C.    COMPLIANCE.

                        (i) Tenant shall not use the Premises in a manner which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting Tenant's use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupancy of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store (except to the extent such storage is provided for in


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            subparagraph (iv) below) waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other materials of any nature whatsoever outside the Building. Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration (as defined in Paragraph 8 below) to the Premises or any change to the Tenant Improvements prior to the Commencement Date, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation, state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to Tenant's use of, the Premises.

                        (ii) Tenant shall, at Tenant's sole cost and expense, take all action, including required Alterations necessary to comply with the requirements of the Americans With Disabilities Act of 1990 (the "ADA") , which shall arise from Tenant's specific use of the Premises, or any installations in the Premises, including without limitation the improvements to be provided under the Work Letter Agreement, or required by a breach of any of Tenant's covenants or agreements under this Lease, whether or not such requirements shall now be in effect or hereafter enacted. Landlord shall perform any work necessary for the Outside Areas to comply with Title III of the ADA, to the extent such work is not Tenant's obligation pursuant to the preceding sentence. The cost of any such work for which Landlord is obligated shall be included within the Outside Area Expenses.

                        (iii) In particular, Tenant, at its sole cost, shall
            comply with all laws relating to the storage, use, generation, transportation, disposal and release of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22"), as they may be amended from time to time (collectively, "Toxic Materials"). If Tenant does store, use, generate, transport or dispose of any Toxic Materials (except for the use or storage of usual and customary amounts of usual office and janitorial supplies), Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Tenant shall be solely responsible for and shall. defend with counsel reasonably satisfactory to Landlord, protect, indemnify and hold Landlord and its Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's storage, use, generation, transportation, disposal or release of Toxic Materials, including without limitation, any such claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation, testing, removal, clean-up and/or restoration services, work, materials and equipment necessary to return the Premises, the Project and/or any other property of whatever nature to their condition existing prior to Tenant's or its Agents' use, storage, generation, transport, disposal or release of the Toxic Materials in, on or around the Premises or the Project, and to otherwise satisfactorily investigate and remediate the contamination arising therefrom. Tenant's obligations hereunder shall survive the termination of this Lease. If at any time during or after the term of this Lease, as it may be extended, Tenant becomes aware of any inquiry, investigation, administrative proceeding, or judicial proceeding by any governmental agency regarding the storage, use or disposition of any Toxic Materials by Tenant or its Agents on or about the Premises or the Project, Tenant shall within five (5) days after first learning of such inquiry, investigation or proceeding give Landlord written notice advising Landlord of same. Notwithstanding the foregoing, Landlord shall indemnify, defend by counsel reasonably satisfactory to Tenant,


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            protect and hold Tenant harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising directly out of the use, generation, storage or disposal of Toxic Materials by Landlord. Landlord's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

                        (iv) At Tenant's sole cost and expense, Tenant may place no more than two (2) temporary, removable, no larger than five foot by eight foot (5' x 8') storage containers ("Containers") in an Enclosure (defined below) located within an area, designated by Landlord and comprising no more than two parking spaces behind the Premises, on and subject to the terms and conditions of this Lease (including without limitation Paragraph 6.C(iii) above), together with the following additional terms and conditions with which Tenant shall comply at its sole cost: (a) the Containers and Enclosure shall be designed, constructed, installed, maintained, used, replaced (if necessary), and repaired in a good, clean and neat condition and appearance, strictly in full compliance with all present and hereinafter enacted Requirements (as hereinafter defined); (b) the Containers shall be enclosed by a structure the design, construction, materials and placement of which must be approved in advance by Landlord (the "Enclosure"); (c) the design, construction and installation of the Containers and Enclosure shall be done by contractors approved by Landlord in accordance with plans and specifications prepared at Tenant's expense and subject to Landlord's written approval; (d) upon the expiration or earlier termination of this Lease, Tenant shall remove the Containers and Enclosure, repair any damage to the Project occasioned by installation or removal of same and restore the area in which such Containers and Enclosure were placed to the condition existing prior to placement thereof; and (e) Tenant shall obtain all necessary approvals, authorizations and permits for the design, construction, installation, use, maintenance and removal of the Containers and Enclosure (including, without limitation, any approvals, authorizations and permits required by the City and the County of San Diego and the CC&R's), and shall provide Landlord with true and complete copies of such approvals, authorizations and permits. Tenant represents, warrants and covenants that the design, construction and installation of the Containers and Enclosure and the use of same for the storage of any and all materials stored by Tenant is and at all times shall be in full compliance with the highest standards of the industry pertaining to storage of such materials and with all laws, rules, regulations, directions, ordinances, orders and requirements of all governmental authorities, the Board of Fire Underwriters or any successor or similarly constituted body, and any covenants, conditions and restrictions affecting the Premises, Building or Project (collectively, the "Requirements").


ASSIGN-     7.    A.    LANDLORD IS CONSENT. Tenant shall not enter into a
MENT AND    Sublet (defined below) without Landlord's prior written consent
SUB-        which consent shall not be unreasonably withheld or delayed. Any
LETTING     attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease. if Tenant attempts to Sublet without Landlord's prior written consent, Landlord may accept rent from the purported Subtenant (defined below) and apply such rent against Tenant's rental obligation under this Lease. No such acceptance of rent shall be deemed an express or implied waiver of Tenant's breach of this Paragraph 7.A unless such waiver is in writing and signed by Landlord, and Landlord reserves all rights and remedies arising with respect to such breach by Tenant, including, without limitation, the right to terminate the Lease. Such acceptance of rent shall not be construed to constitute a consent to the purported Sublet or to give the purported Subtenant a right of possession with respect to the Premises.


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
                  B. SUBLET FORM. Each Sublet to which Landlord has consented shall be by an instrument in writing in a form satisfactory to Landlord, and shall be executed by Tenant and Subtenant. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions, and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing.

                  C. NO WAIVER. Consent by Landlord to one such Sublet shall not be deemed to be a consent to any subsequent Sublet.

                  D. INFORMATION TO BE FURNISHED. If Tenant desires at any time to Sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet agreement and related agreements; (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

                  E. LANDLORD'S ALTERNATIVES. Tenant acknowledges that the terms of this Lease, including Rent, have been based on the understanding that Tenant shall physically occupy the Premises for the entire Term. Therefore, at any time within ten (10) business days after Landlord's receipt of the information specified in Paragraph 7.D., Landlord may, by written notice to Tenant, elect:
            (i) to Sublet from Tenant for Landlord's own account the Premises or the portion thereof so proposed to be Sublet by Tenant, upon the same terms as those offered to the proposed Subtenant but otherwise upon the form of this Lease, in which event this Lease shall continue in full force and effect and Landlord shall have the right to further Sublet the Premises or portion thereof to any person, including without limitation Tenant's proposed Subtenant, upon any terms desired by Landlord; (ii) if Landlord provides Tenant with a Limited Release Agreement as provided below, to lease for Landlord's own account the Premises or the portion thereof so proposed to be Sublet by Tenant to any person, including without limitation Tenant's proposed Subtenant, upon any terms desired by Landlord, in which event this Lease shall continue in full force and effect (subject to the Limited Release Agreement and Landlord's leasing rights under this election) ; (iii) to consent to the Sublet by Tenant; or (iv) to refuse its consent to the Sublet.

                  If Landlord fails to elect any of the alternatives set forth in Paragraph 7.E.(i) through Paragraph 7.E.(iv) above within the ten
            (10) business day period, it shall be deemed that Landlord has refused its consent to the Sublet.

                  If Landlord elects to proceed with Paragraph 7.E.(ii), and to lease the Premises or portion thereof proposed to be Sublet by Tenant on its own account, Landlord and Tenant shall enter into a Limited Release Agreement whereby Tenant is relieved of any liability, including the payment of Rent, with respect to such portion of the Premises leased by Landlord until the term of such lease expires or is terminated. Upon the expiration of the lease between Landlord and the new tenant for such released space, providing this Lease Term is still in effect, Landlord shall return possession of the released space to Tenant in substantially the same condition, normal wear and tear excepted, it was in when Landlord completed any alterations for its leasing of the Premises, and Tenant shall resume all its obligations under this Lease with respect to such space, including, without limitation, the payment of Rent attributable to such space.


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
                  If Landlord proceeds with Paragraph 7.E.(iii) and consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 7.D., subject, however, at Landlord's election, to the condition that fifty percent (50%) of any excess of the Subrent (defined below) over the Rent required to be paid by Tenant hereunder shall be paid to Landlord. Any such Subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Monthly Rent payable to Landlord hereunder pursuant to Paragraph 4.A.

                  F. PRORATION. If a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total leasable square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

                  G. EXECUTED COUNTERPART. No Sublet shall be valid nor shall any Subtenant take possession of the Premises until an executed counterpart of the Sublet agreement has been delivered to Landlord.

                  H. DEFINITIONS. The following terms as used herein shall have the following meanings:

                        (i) SUBLET. Any transfer, sublet, assignment, license or concession agreement, change of ownership, including, without limitation, a transfer of the beneficial ownership or effective voting control of Tenant from the person(s) having effective voting control as of Tenant's execution of this Lease (if Tenant is a corporation), the resignation or cessation of a general partner (if Tenant is a partnership) and a merger or consolidation of Tenant, any mortgage, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises. If Tenant is a corporation the stock of which is publicly traded, no transfer of Tenant's stock shall be deemed to be a Sublet.

                        (ii) SUBRENT. Any consideration of any kind received, or to be received, by Tenant from a Subtenant if such sums are related to Tenant's interest in this Lease or in the Premises. As to any Sublet which is a transfer of voting control or beneficial ownership of Tenant, Subrent shall include any payment or other consideration received by Tenant's shareholders or owners in connection with such transfer (including, but not limited to, bonus money and payments (in excess of book value) for Tenant's assets including its trade fixtures, equipment and other personal property, goodwill, general intangibles, and any capital stock or other equity ownership of Tenant), up to the bonus value of the Lease as represented by the present value of the difference between (i) fair market rent at the time of the Sublet, and (ii) the Rent specified in the Lease.

                        (iii) SUBTENANT. The person or entity with whom a Sublet
            agreement is proposed to be or is made.

                        (iv) ASSIGNMENT AND SUBLETTING to AFFILIATE. Notwithstanding the foregoing, Tenant may without the consent of Landlord assign this Lease or sublet all or any part of the Premises to a parent or subsidiary of Tenant or affiliate under common ownership with Tenant, or to a corporation or other entity or persons succeeding to substantially all of the assets of Tenant as a result of consolidation or merger, or to a corporation or other entity which acquires substantially all of the assets of Tenant, provided, however, that (a) no such assignment or subletting shall result in Tenant being released or


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
            discharged from any liability under the Lease, (b) the proposed assignee or subtenant agrees in writing to be bound by all of the terms and conditions of this Lease, and (c) the use proposed by the proposed assignee or subtenant is, in the reasonable judgment of Landlord, consistent with the first class nature of the Building and shall not result in excessive wear or repairs to the Premises.

ALTER-      8.    A.    PERMITTED ALTERATIONS. Tenant shall not make or permit
ATIONS      any Alterations in, on or about the Premises without the prior written consent of Landlord (which shall not be unreasonably withheld or delayed) and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld or delayed. For purposes of this Lease, "Alterations" shall mean any alterations, additions or improvements made in, on or about the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, fixtures, drapery and carpentry installations; provided, however, that Tenant, at Tenant's sole cost and expense, may install its necessary trade fixtures, equipment and furniture in the Premises without Landlord's consent, provided that such items are installed and are removable without damage to the Project or to any of its electrical, mechanical or plumbing systems, and such alterations do not cost more than $10,000.00 each. Notwithstanding the foregoing, Landlord may withhold Landlord's consent in its sole discretion (including, without limitation, on wholly aesthetic grounds) to any: (i) alterations to the exterior or structural component of the Building, including, without limitation, exterior walls and roof of the Building; and (ii) alterations visible from outside the Building, including Outside Areas. All alterations shall be installed at:
            Tenant's sole expense, in compliance with all applicable laws and the CC&R's by Landlord's contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Premises. Landlord shall have the right to require that all Alterations shall be of first class quality consistent with the quality of the Project. All alterations made by Tenant, or by Landlord at Tenant's expense, shall at the termination or expiration of the Lease become the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, that Landlord may, at its option, require that Tenant, at Tenant's expense, remove any or all nonstructural Alterations installed by Tenant, or by Landlord at Tenant's expense, and return the Premises to their condition as of the Commencement Date of this Lease, normal wear and tear excepted and subject to the provisions of Paragraph
            13. If requested by Tenant, Landlord shall inform Tenant at the time
            Landlord consents to the Alteration as to whether or not the Alteration in question must be removed from the Premises upon the expiration or earlier termination of the Lease. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations to the Premises made by Tenant, or by Landlord at Tenant's expense.

                  B. NOTICE. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) business days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work. If Tenant fails to cause any lien filed against the Premises in connection with any work performed or claimed to have been performed by or at the direction of Tenant to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days from the date of filing, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amount as Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including

            Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate from the date of payment by Landlord.

REPAIR
  AND
MAINTE-     9.    A.    BUILDING.
NANCE
                        (i)   LANDLORD'S OBLIGATIONS. Landlord shall keep in
            good order, condition and repair the structural parts of the Building, which structural parts include only the foundation, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plateglass, showcases and interior ceiling), heating, ventilating and air conditioning systems
            ("HVAC"), roof and subflooring of the Building, except for any damage thereto caused by, the negligence or willful acts or omissions of Tenant or its Agents, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or its Agents. Landlord shall also maintain and repair all utility lines and installations serving the Premises at the date hereof to the extent they exist on the Project but outside the Premises, except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or its Agents, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or its Agents. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified
            Landlord in writing of the need for such repairs or maintenance.

                        (ii) TENANT'S OBLIGATIONS. Tenant shall at all times and at its own expense clean, keep and maintain in good, safe and sanitary order, condition and repair every part of the Premises which is not within Landlord's obligation pursuant to Paragraph 9.A.(i). Tenant's repair and maintenance obligations shall include, without limitation, all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, store front, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures serving the Premises, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. However unless the necessity for such repair arises out of the acts or omissions of Tenant or its Agents, Tenant shall not be obligated under this paragraph to repair: (i) damage for which Landlord is reimbursed under any insurance policy carried by Landlord under this Lease for which Tenant pays a prorata share of the premiums; (ii) damage caused by the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors; or (iii) damage the repair of which is paid for under the Outside Area Expenses. All glass, both interior and exterior, is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant and at Tenant's expense with glass of the same kind, size and quality. If any condition arises in the Premises or the Project which may be unsafe or dangerous to persons or property in the Project, Tenant shall immediately notify Landlord of such condition, regardless of whether the obligation to repair such condition is Tenant's obligation or Landlord's obligation. Tenant shall, at its own expense, provide, install and maintain in good condition all of its trade fixtures, furniture, equipment and other personal property ("Tenant's Personal Property") required in the conduct of its business in the Premises.

                  B.    OUTSIDE AREAS AND COMMON EXPENSES.

                        (i) LANDLORD'S OBLIGATIONS. Landlord shall maintain all outside Areas in good order, condition and repair. The manner in which such areas shall be maintained and the expenditures therefor shall be at the reasonable discretion of

            Landlord. Landlord shall at all times have exclusive control of the Outside Areas and may at any time temporarily close any part thereof, exclude and restrain anyone from any part thereof, except the bona fide customers, employees and invitees of Tenant who use the Outside Areas in accordance with the rules and regulations as Landlord may from time to time promulgate, and may change the configuration or location of the Outside Areas. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business. Landlord shall have the right to reconfigure the parking area and ingress and egress to and from the parking area, and to modify the directional flow of traffic in the parking area from time to time during the term of this Lease, provided that Landlord continues to provide the parking provided in Paragraph 31 of this Lease.

                        (ii) TENANT TO PAY OUTSIDE AREA EXPENSES AND COMMON EXPENSES. Tenant shall pay, as Additional Rent, Tenant's Project Percentage of all reasonable costs and expenses as; may be paid or incurred by Landlord in maintaining, operating and repairing the Outside Areas (the "Outside Area Expenses") during the Term. The Outside Area Expenses shall include, without limitation, CC&R assessments and dues, and the cost of labor, materials, supplies and services used or consumed in maintaining, operating and repairing the Outside Areas, including without limitation, the following:

                              (a) Maintaining and repairing landscaping and sprinkler systems, together with all charges for water used in the Outside Areas of the Project;

                              (b) Maintaining and repairing concrete walkways and paved parking areas;

                              (c) Maintaining and repairing signs and site lighting in the Project;

                              (d) Pest control, exterior janitorial, exterior window washing, sweeping services, and Building and Project security; and

                              (e) A management fee equal to five percent (5%) of the total Outside Area Expenses, Real Property Taxes and insurance costs for the Project.

            Tenant may, at its sole expense, contract for or provide its own interior janitorial service. If Tenant does not contract for or otherwise provide for its own interior janitorial services, then Landlord may provide such services and the costs thereof may be included within Outside Area Expenses.

            The following shall not constitute Outside Area Expenses:

                  1. Legal fees, brokerage commissions, advertising costs and other related expenses incurred in connection with the leasing by Landlord of the Project;

                  2.    Structural repairs of a capital nature;

                  3. Damage the cost repair of which is reimbursed to Landlord under any insurance policy carried by Landlord under this Lease in connection with the Project;

                  4. Damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, agents or contractors;

                  5.    Executive salaries of Landlord;

                  6. Salaries of service personnel to the extent such service personnel perform services not attributable to management, operation, repair or maintenance of the Project;

                  7. Landlord's general overhead expenses not related to the Project;

                  8. Payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing;

                  9.    Depreciation;

                  10. Legal fees, accountants' fees and expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Project or associated with the enforcement of any leases;

                  11. Costs, including permits, license and inspection fees incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants in the Project;

                  12. The cost of any service provided to Tenant or other tenants of the Project for which Landlord is reimbursed;

                  13.   Charitable or political contributions;

                  14. Interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations;

                  15. Costs incurred in advertising and promotional activities for the Project;

                  16. Outside Area Expenses charged Landlord by any of its affiliates for goods and services provided to the Project shall not exceed the prevailing costs thereof that would be charged to Landlord by non-affiliated parties;

                  17. Repairs, alterations, additions, improvements or replacements to the Project made to comply with requirements of applicable governmental law in effect as of the date of this Lease, except for those repairs, alterations, additions, improvements or replacements for which Tenant is otherwise responsible under this Lease, and except for those arising out of or necessitated by Tenant's use, or any alterations or tenant improvements made by or for Tenant;

                  18. Damage and repairs attributable to condemnation, fire or other casualty for which Landlord is reimbursed by condemnation or insurance proceeds; and

                  19. The cost or expense of testing for, removal, transportation or storage of Toxic Materials (as defined above), except to the extent arising out of the storage, use, generation, transportation, disposal, or release of Toxic: Materials by Tenant, or its contractors, employees or invitees.

                        (iii) MONTHLY PAYMENTS. From and after the Commencement
            Date, Tenant shall pay to Landlord on the first day of each calendar month of the Term an amount estimated by Landlord to be the monthly Outside Area Expenses. The foregoing estimated monthly charge may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the calendar month next succeeding receipt by Tenant of written notice of such adjustment.

                        (iv) ACCOUNTING. Within one hundred twenty (120) days following the end of each calendar year Landlord shall furnish Tenant a reasonably detailed statement of the actual outside Area

            Expenses for the calendar year and the payments made by Tenant with respect to such period. If Tenant's payments for the, Outside Area Expenses do not equal the amount of the actual Outside Area Expenses, Tenant shall pay Landlord the deficiency within twenty
            (20) days after receipt of such statement. If Tenant's payments exceed the actual Outside Area Expenses, Landlord shall either offset the excess against the Outside Area Expenses next thereafter to become due to Landlord, or shall refund the amount of the overpayments to Tenant, in cash, as Landlord shall elect. There shall be appropriate adjustments of the Outside Area Expenses as of the Commencement Date and expiration of the Term. If Tenant shall dispute any amounts set forth in the statement of actual Outside Area Expenses, Tenant shall have the right not later than ninety
            (90) days following receipt of such statement to cause Landlord's books and records with respect to the preceding calendar year to be audited by an accountant mutually acceptable to Landlord and Tenant. The Outside Area Expenses shall be appropriately adjusted on the basis of such audit. Tenant shall pay the cost and expense of such audit, unless such audit discloses a liability for a refund by Landlord to Tenant in excess of five percent (5%) of the payments previously made by Tenant for such calendar year, in which event Landlord shall pay the cost and expenses of such audit.

                  C. WAIVER. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

UTILITIES   10.   A.    TENANT'S OBLIGATIONS.  Tenant shall be responsible for
AND         and shall pay promptly charges for gas, electricity, telephone,
SERVICES    refuse pickup, janitorial service, and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the gross negligence or willful misconduct of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease or withhold Rent or other sums due hereunder.

                  B. TENANT TO PAY BUILDING COMMON EXPENSES. Tenant shall pay, as Additional Rent, Tenant's Building Percentage of (i) all reasonable costs and expenses as may be paid or incurred by Landlord in maintaining, operating and repairing the HVAC, and (ii) the domestic water used in the Building. Tenant shall pay any such amounts pursuant to the procedure described in Paragraphs 9.B(iii) and (iv) above. If any of the utilities or services described above are not separately metered or are contracted for by the Landlord, the cost of such utilities or services shall be deemed Building Expenses and Tenant shall pay Tenant's Building Percentage of such items.

REAL        11.   A.    PAYMENT BY TENANT. On or before April 1 and December 1
PROP-       of each calendar year during the Term, Tenant shall pay to
ERTY        Landlord, as Additional Rent, Tenant's Project Percentage of all
TAXES       Real Property Taxes as set forth on the county assessor's tax statement for the Project. Landlord shall give Tenant at least fifteen (15) days' prior written notice of the amount so due. Upon
            Landlord's receipt of the Real Property Tax payment from Tenant, Landlord shall pay the taxes to the County. If Tenant fails to pay the Real Property Taxes on or before April 1 and December 1, respectively, Tenant shall pay to Landlord any penalty incurred by such late payment. Tenant shall pay any Real Property Tax not included within the County tax assessor's tax statement at least ten
            (10) days after being billed for same by Landlord. If Tenant shall fail to pay any Real Property Tax payment on time, such overdue amount and any penalty due hereunder shall bear interest at the Interest Rate until Paid. For purposes of this Lease, "Interest Rate" shall mean five percent (5%) per annum, plus the greater of (i) the Federal Reserve Bank rate, specified in Article 15, Section 1 of the California Constitution, prevailing on the 25th day of the month preceding execution of this Lease (it being understood that this Lease is not a contract to make a loan or forbearance), or (ii) such Federal Reserve Bank rate prevailing on the 25th day of the month preceding the date any defaulted payment was due. The foregoing dates for payment are based on the dates currently established by the County as the dates on which Real Property Taxes become delinquent if not paid. If such delinquency dates change, the dates on which Tenant must pay such taxes shall be at least ten (10) days prior to the delinquency dates.

                  B. REAL PROPERTY TAXES. For purposes of this Lease, Real Property Taxes shall mean any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency) , or tax of any nature imposed upon or with respect to the Premises or the Project or any part thereof (other than net income, estate, succession, inheritance, transfer or franchise taxes) (collectively "tax"), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or Project or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease;
            (ii) levied or assessed upon any legal or equitable interest of Landlord in the Project or the Premises or any part thereof; (iii) levied or assessed upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes imposed on or with respect to the Project or the Premises, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Notwithstanding the foregoing, the following shall not constitute Real Property Taxes for the purposes of this Lease: (1) any state, local, federal, personal or corporate income tax of Landlord; (2) any estate or inheritance taxes; (3) any franchise, succession or transfer taxes, and (4) interest on taxes or penalties resulting from Landlord's failure to pay its taxes and not directly caused by Tenant's delinquency. The reasonable cost and expenses of contesting the amount or validity of any of the foregoing taxes shall be included in Real Property Taxes. Real Property Taxes shall also include all new and increased assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal, libraries, street lighting, police services, and for other governmental services, or any gross or net rental income tax.

                  C. TAX ON IMPROVEMENTS. Without limiting the generality of Paragraph 11.B. hereof, Tenant shall pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

                  D. PRORATION. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvement bonds or other bonds or may be paid in annual installments, only the amount of the annual installment due each year (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises for such year.

                  E. PAYMENT ON EXPIRATION OF TERM. If this Lease terminates on a date earlier than the end of a fiscal tax year, Landlord shall deliver to Tenant a statement setting forth the amount of Real Property Taxes to be paid by Tenant adjusted to the date of termination which shall be paid within five (5) days of such receipt.

                  F. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

INSURANCE   12.   A.    INDEMNIFICATION. Tenant hereby agrees to defend (with
            attorneys acceptable to Landlord), indemnify and, hold harmless
            Landlord and its Agents from and against any and all damage, loss, liability or expense including, without limitation, attorneys' fees and legal costs suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any part thereof and adjacent areas by the Tenant, the acts or omissions of the Tenant or its Agents, except to the extent caused by the sole negligence or willful misconduct of Landlord or its Agents. Notwithstanding the foregoing, Landlord shall indemnify, defend and hold Tenant harmless from and against any damage, loss, liability, or expense, including without limitation reasonable attorneys' fees resulting from the negligence or willful misconduct of Landlord or its Agents. In no event, however, shall Landlord be liable to Tenant for any lost profits or consequential damages.

                  B. TENANT'S INSURANCE. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

                        (i)   Worker's compensation -- Statutory limits.

                        (ii) Employer's liability -- Not less than one Hundred Thousand and no/100ths Dollars ($100,000.00).

                        (iii) comprehensive general liability insurance
            including blanket contractual liability broad form property damage, personal injury, completed operations, products liability, fire damage legal, in an amount not less than Three Million and no/100ths Dollars ($3,000,000.00) combined single limit for both bodily injury and property damage naming Landlord and its Agents as additional insureds.

                        (iv) "All Risk" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) on Tenant's Personal Property located on or in the Premises, and any Alterations constructed or installed on the Premises by Tenant or by Landlord at Tenant's expense. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form now or hereafter in effect. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair or replacement of such items so insured. Landlord shall have no interest in the insurance upon Tenant's Personal Property.

                  C. BUILDING INSURANCE. During the Term Landlord shall maintain "All Risk" property insurance (including, at Landlord's option, earthquake and flood coverage, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) covering the Project and the Premises, excluding coverage of all Tenant's Personal Property on or in the Premises, but including the Project and any Tenant Improvements. Such insurance shall also include insurance against loss of rents on an "All Risk" basis, including, at Landlord's option, earthquake and flood, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and its Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement or successor form). Tenant shall reimburse Landlord for Tenant's Project Percentage of the costs of such policies and any deductible amounts paid by Landlord under such policies, annually or upon such other periodic basis as Landlord shall elect, within ten (10) days of the date of receipt of a statement for the same, as Additional Rent. If the insurance premiums are increased after the Commencement Date due to an increase in premium rates, due to an increase in the valuation of the Premises or their replacement cost, due to additional or modified coverages, Tenant shall pay Tenant's Project Percentage of such increase within ten (10) days of notice of such increase. Tenant shall pay the entire increase in premium rates caused by Tenant's use of the Premises.

                  D. DEDUCTIBLES. Any deductibles in connection with those items set forth in Paragraph 12.B. must be approved in writing by Landlord prior to issuance of such policies.

                  E. CERTIFICATES. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of cancellation of the coverages evidenced by such certificates.

                  F.    INCREASED COVERAGE. Deleted.

                  G. CO-INSURER. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a coinsurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

                  H. NO LIMITATION OF LIABILITY. Landlord and its Agents make no representation that the limits of liability specified to be carried by Tenant under this Lease are adequate to protect Tenant or that the limits of liability for insurance carried by Landlord will be equal to the full replacement value of the items insured. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

                  I. INSURANCE REQUIREMENTS. All such insurance shall be in a form satisfactory to Landlord and shall be carried with companies that have a general policyholder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, or fails to provide Landlord with the policy, policies or duly executed certificates thereof required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

                  J. LANDLORD'S DISCLAIMER. Landlord and its Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises or the Project, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the sole negligence or willful acts of Landlord or Landlord's Agents. Landlord and its Agents shall not be liable for interference with the light, air, or any latent defect in the Premises or the Project. Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises.

                  K. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

DAMAGE OR   13.   A.    LANDLORD'S OBLIGATION TO REBUILD. If the Premises are
DESTRUC-    damaged or destroyed, Landlord shall promptly and diligently repair
TION        the Premises unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

                  B. RIGHT TO TERMINATE. Landlord shall have the right to terminate this Lease in the event any of the following events occurs:

                        (i) Net insurance proceeds (after deducting the cost of recovery of such proceeds) are not available to pay one hundred percent (100%) of the cost of such repair, excluding the deductible for which Tenant shall be responsible;

                        (ii) The Premises or the Building cannot, with reasonable diligence, be fully repaired by Landlord within 120 days after the date of the damage or destruction; or

                        (iii) The Premises or the Building cannot be safely
            repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

                  If Landlord elects to terminate this Lease, Landlord may give
            Tenant written notice of its election to terminate within thirty
            (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. If Landlord elects not to terminate the Lease, Landlord shall promptly, following the date of such damage or destruction, commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 12.B, excluding proceeds for Tenant's Personal Property, shall be disbursed and paid to Landlord, If the Premises is damaged or destroyed and cannot with reasonable diligence be repaired or restored within one hundred eighty (180) days after the date of the damage or destruction, then Tenant may terminate this Lease by giving Landlord written notice of such election.

                  C. LIMITED OBLIGATION TO REPAIR. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Building and the Tenant Improvements, if insurance proceeds are made available to Landlord therefor, and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant and existing at the time of such damage or destruction.

                  D. ABATEMENT OF RENT. Rent shall be temporarily abated proportionately, during any period when, by reason of such damage or destruction, there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do, or, if earlier, when Tenant's use of the Premises is no longer substantially interfered with as a consequence of such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of
            Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                  E. DAMAGE NEAR END OF TERM. Anything herein to the contrary notwithstanding, if the Premises are destroyed or damaged during the last twelve (12) months of the Term and the cost of the repair exceeds ten percent (10%) of the replacement cost of the Building, then Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage. If Landlord or Tenant does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 13.A., or 13.B., as the case may be. If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property.

                  F. REPLACEMENT COST. The reasonable determination in good faith by Landlord of the estimated cost of repair of any damage, of the replacement cost, or of the time period required for repair shall be conclusive for the purposes of this paragraph.

NOTICES     14.   Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally delivered to the address herein provided for the addressee, or in lieu of personal delivery may be given by air courier or other commercial delivery service which guarantees overnight delivery, or messenger, or by express or regular mail. Notice given by mail (other than express mail) shall be effective on the day when such notice was deposited in the United States mail (as determined by the postmark or, if there is no postmark, then by other competent evidence), registered or certified, and postage prepaid, addressed to the party to be served, regardless of whether receipt therefor is given by the addressee. Notice by any other manner shall be deemed given when received at the address herein provided for the addressee. After the Commencement Date, the address of Tenant shall be the address of the Premises, provided that either party may change its address by giving notice of same in accordance with this paragraph.

DEFAULT     15.   A.    TENANT'S DEFAULT.  A default under this Lease by Tenant
            shall exist if any of the following events shall occur:

                        (i) If Tenant shall have failed to pay Rent or any other sum required to be paid hereunder when due; provided, however, that Landlord shall exercise no remedies provided in Paragraph 15.B below for such default unless Tenant fails to cure such default within five (5) days after Landlord gives Tenant written notice of such default, and Landlord shall have the right to require Tenant to remit all future payments by certified check after the second such cure of a default by Tenant; or

                        (ii) If Tenant shall have failed to perform any term, covenant or condition of this Lease except (a) those requiring the payment of money and (b) those defaults set forth in this Paragraph 15.A. below, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it has commenced such performance within the thirty (30) day period and diligently thereafter prosecutes the same to completion; or

                        (iii) If Tenant shall have assigned its assets for the
            benefit of its creditors; or

                        (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                        (v) If Tenant shall have abandoned or vacated the Premises, which shall be conclusively presumed if Tenant leaves the Premises closed or unoccupied by any individuals on the Premises doing business on behalf of Tenant (as observed by Landlord) continuously for twenty (20) days; or

                        (vi) If a court shall have made or entered any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing a winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days; or

                        (vii) If Tenant shall have failed to comply with the
            provisions of Paragraphs 20, 25 or 30; or

                        (viii) If Tenant shall have Sublet the Premises or a
            portion thereof without Landlord's prior written consent; or

                        (ix) If Tenant shall have created or maintained a nuisance or hazard, or unsightly condition on the Premises or which affects the Outside Areas, which continues unabated for more than 24 hours.

            Any notice by Landlord under this Paragraph shall be sufficient if it informs Tenant of the general nature of Tenant's failure to perform Tenant's obligations hereunder. Any notice given by Landlord pursuant to Paragraph 15.A(i) above which is served in compliance with Paragraph 14 of this Lease shall be deemed to satisfy the requirements of California Code of Civil Procedure Section 1161, and under Code of Civil Procedure Section 1162 regarding the manner of giving notice, and acknowledges that no further notice shall be required prior to Landlord's exercise of the remedies specified in Paragraph 15.B or any other remedies provided by law.

                  B. REMEDIES. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative, and without notice to Tenant where no cure period is, provided for Tenant's breach:

                        (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due and enforce other obligations of Tenant hereunder.

                        (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                              (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                              (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been earned or payable after termination until the time of award exceeds the amount of such Rent loss that Tenant Proves could have been reasonably avoided; plus

                              (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                              (d)   Any other amount necessary which is to
            compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                              (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

                  The "worth at the time of award" of the amounts referred to in
            Paragraphs 15.B.(ii)(a) and 15.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 15.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                        (iii) Landlord may, with or without terminating this
            Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. In addition to the above remedies, Landlord shall have all rights under the Uniform Commercial Code of a secured party with respect to Tenant's Personal Property in which a security interest is granted.

                  C. LATE CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Taxes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within three (3) days of the due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid, whether or not Landlord has given Tenant written notice of the non-receipt of the Rent or other charges or has exercised any remedy herein provided for default by Tenant. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

                  D. LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty
            (30) day period and thereafter diligently prosecute the same to completion.

SURRENDER   16.   Upon the expiration or earlier termination of the term, Tenant
OF THE      shall surrender the Premises to Landlord in its condition existing
PREMISES    as of the Commencement Date, normal wear and tear and fire or other casualty not caused by Tenant excepted, with all interior walls repaired and repainted if marked or damaged, all carpets shampooed and cleaned, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph
            8 and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal. If Tenant is then in default, Tenant shall only remove such Alterations and Tenant's Personal Property as specified in written notice from Landlord to Tenant. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease or after Tenant has abandoned or surrendered the Premises, Landlord may retain such property and, at Landlord's option, may apply it toward the satisfaction of Tenant's obligations under this Lease, and all rights of Tenant with respect to the property shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account.
            Tenant shall be liable to Landlord for the reasonable costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest
            Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord and its Agents against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

ATTORNEYS'  17.   If either party brings any action or legal proceeding for
FEES        damages for an alleged breach of any provisions of this Lease, to recover Rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

                  Notwithstanding the foregoing and in addition thereto,
            Landlord shall be entitled to immediate receipt from Tenant for each breach hereof of such reasonable attorneys' fees, but not less than Fifty and no/100ths Dollars ($50.00), as may be incurred in connection with each notice or demand delivered to Tenant pursuant to Paragraph 15. Tenant agrees that such sums constitute reimbursement to Landlord only of the reasonable costs to Landlord of the preparation and delivery of each notice caused by Tenant's breach hereunder.

LIENS       18.   Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and its Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after the earlier of imposition of the lien or written request by Landlord.

RENTAL      19.   As of the commencement of the second lease year measured from
ADJUST-     the lease commencement date, the base Monthly Rental provided in
MENT        Paragraph 4.A. hereof shall be adjusted annually by multiplying the base monthly rental in effect immediately prior to such adjustment by 1.05. The base rent in months 13-24 shall be $1.63/s.f.; months
            25-36 shall be $1.71/s.f.; months 37-48 shall be $1.79/s.f.; months
            49-60 shall be $1.88/s.f.; months 61-72 shall be $1.98/s.f.; and
            months 73-84 shall be $2.08/s.f.

SUBORDI-    20.   A. DOCUMENTATION. This Lease is subject and subordinate to all
NATION      ground and underlying leases, mortgages and deeds of trust
            (collectively "Encumbrances") which now or may hereafter affect the Premises, to the CC&R's and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease be prior and superior thereto, within ten (10) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, which Landlord or Holder reasonably deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such ground or underlying lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder shall agree not to disturb Tenant's tenancy as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder required to effectuate such subordination to make this Lease subordinate to any lien of the Encumbrance.

                  B. ATTORNMENT. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

MORTGAGEE   21.   In the event of any default on the part of Landlord, Tenant
PROTEC-     will give written notice as provided in Paragraph 14 to any
TION        beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, but in no event more than ninety (90) days from the date of delivery of written notice of such default from Tenant.

CONDEMNA-   22.   A. TOTAL TAKING - TERMINATION. If title to all of the Premises
TION        or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not, in Landlord's reasonable opinion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or part thereof be taken.

                  B. PARTIAL TAKING. If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Rent and other sums payable hereunder shall be reduced in the same proportion that the floor area of the portion of the

            Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises, or require Landlord to expend sums in excess of the net proceeds of such condemnation or taking. Rent and other sums payable hereunder shall be temporarily abated during such restoration proportionately in the degree to which Tenant's use of the Premises is impaired. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                  C. NO APPORTIONMENT OF AWARD. No award for any partial or entire taking shall be apportioned. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, or its moving costs, or for the loss of its goodwill.

                  D. TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this paragraph.

                  E. SALE UNDER THREAT OF CONDEMNATION. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

HOLDING     23.   If Tenant remains in possession of all or any part of the
OVER        Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable by Tenant prior to the expiration of the Term and any other sums due hereunder shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein.

ENTRY BY    24.   Tenant shall permit Landlord and its Agents to enter the
LANDLORD    Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices and "For Sale" signs, to show the! Premises to interested parties such as prospective lenders and purchasers, to make necessary
            Alterations or repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time (but no less than the time period described in paragraph 15A(ii)) after written notice from Landlord, and at any reasonable time within one hundred and eighty (180) days prior to the expiration of the Term, or at any time during the Term hereof if Tenant is in default hereunder, to place upon the Premises ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to security regulations imposed upon Tenant by any governmental agency, it being understood that Tenant will advise
            Landlord in writing as
            to such security regulations, and to the requirement that Landlord shall at all times act in a manner to avoid unreasonable interference with Tenant's business. Landlord shall not be liable to Tenant for any entry permitted hereunder unless the loss or damage to Tenant therefrom is the direct result of the negligence or willful misconduct of Landlord or Landlord's Agents, and provided that in no case shall Landlord be responsible to Tenant for any lost profits, damage to Tenant's business, or any other consequential damages. Landlord's entry shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises.

ESTOPPEL    25.   Tenant shall have ten (10) days following written request by
CERTIFI-    Landlord to:
CATES

                  (i) Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) certifying any other matters pertaining to this Lease as to which Tenant has actual knowledge and as may be reasonably required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord.

                  Tenant's failure to deliver an estoppel certificate within ten
            (10) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance.

                  (ii) Deliver to Landlord the most current financial statements of Tenant, and financial statements of the two (2) years prior to such current financial statements, including current and past balance sheets and profit and loss statements, all prepared in accordance with generally accepted accounting principles consistently applied. If Tenant has any financial statements for such periods as to which a certified public accountant has expressed an opinion, Tenant shall provide such statements to Landlord.

TRANSFER 26. In the event of any conveyance of the Premises and assignment OF THE by Landlord of this Lease, Landlord shall be and is hereby entirely
PREMISES    released from all liability under any and all of its covenants and
BY          obligations contained in or derived from this Lease occurring after
LANDLORD    the date of such conveyance and assignment.

LAND-       27.   If Tenant shall at any time fail to make any payment or
LORD'S      perform any other act on its part to be made or performed under this
RIGHT TO    Lease within any applicable cure period provided herein, Landlord
PERFORM     may, but shall not be obligated to and without waiving or releasing
TENANT'S    Tenant from any obligation of Tenant under this Lease, make such
COVENANTS   payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay reasonable expenses and employ counsel. To compensate Landlord for its administrative and direct expenses of such performance, Tenant shall pay 105% of all sums so paid by Landlord and all penalties, interest and costs in connection therewith, together with interest thereon at the Interest
            Rate from the date of payment by Landlord to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees, within twenty (20) days of request therefor by Landlord. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment Of Rent.

TENANT'S    28.   If Landlord shall fail to perform any covenant, term, or
REMEDY      condition Of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord written notice of the same.
            If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Project and out of Rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project, and neither Landlord nor its Agents shall be liable for any deficiency.

SECURITY    29.   Tenant has deposited with Landlord the sum of Sixteen Thousand
DEPOSIT     One Hundred Forty-Six and 35/100ths Dollars ($16,146.35) as the
            Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. Title to the Security Deposit has been transferred to Landlord subject only to Tenant's right to the return of the Security Deposit as set forth below. If Tenant defaults with respect to any provision of this Lease, Tenant's right to the return of the Security Deposit shall terminate to the extent of any payments due hereunder, and Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security
            Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If
            Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant at its last address known to Landlord within thirty (30) days of termination of the Lease.


FINANCIAL   30.   Tenant represents and warrants that all financial information
COVENANTS   provided by Tenant to Landlord prior to execution of this Lease is true and complete and fairly represents the actual financial condition of Tenant as of the date specified therein. Tenant agrees that any misrepresentation to Landlord as to Tenant's financial condition, or any failure to provide financial information required to be provided by Tenant hereunder shall constitute a default under this Lease. Tenant agrees that in the event that Tenant fails to perform any obligation of Tenant hereunder, or if Tenant commits any act or omission or is the subject of any information which, in the judgment of Landlord, raises any reasonable question as to whether
            Tenant's financial condition has materially changed for the worse since the execution of this Lease or whether Tenant will have sufficient financial resources to meet its obligations under this Lease and its financial obligations generally, then Tenant shall within ten (10) days after receipt of a written request from Landlord furnish Landlord with any financial information requested by Landlord and reasonably available to Tenant.

PARKING     31.   Tenant shall be provided on a non-exclusive basis and at no additional cost with forty-one (41) nonreserved automobile parking spaces in the Project's parking facilities. Tenant agrees not to overburden the parking facilities and to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants, or to impose validated parking restrictions or parking charges.

QUIET       32.   Landlord covenants that Tenant, upon performing the terms,
ENJOY-      conditions and covenants of this Lease, shall have quiet and
MENT        peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

MODIFI-     33.   If, in connection with obtaining financing for the Premises or
CATIONS     any portion thereof, Landlord's lender shall request reasonable
FOR         modification to this Lease as a condition to such financing, Tenant
LENDER      shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect
            Tenant's rights hereunder, or increase the amount of Rent to be paid by Tenant hereunder.

SIGNS       34.   Landlord shall provide for Tenant an exterior Tenant
            identification sign located on the Premises. Tenant shall not maintain a Tenant identification sign in any other location in, on or about the Premises and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to the Landlord's written approval prior to installation, which shall not be unreasonably withheld or delayed, giving due regard to the Building's architecture and color scheme, the CC&R's, and any appropriate municipal or other governmental approvals. The cost of the sign, its installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its sign, or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amounts as Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon from the date of such expenditure at the Interest Rate.

ACCEP-      35.   Delivery of this Lease, duly executed by Tenant, together with
TANCE       payment of the Monthly Rent for the first month of this Lease and the Security Deposit required hereunder, constitutes an offer to lease the Premises, and under no circumstances shall such delivery and payment be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. If Landlord declines said offer, any such payments shall be returned to Tenant.

RECORDING   36.   Neither party shall record this Lease nor a short form
            memorandum thereof.

QUITCLAIM   37.   Upon any termination of this Lease, Tenant shall, at
            Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of the Premises.

BROKERS     38.   Except as disclosed in the Lease Summary attached hereto,
            Landlord and Tenant represent and warrant to each other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and that it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord and Tenant agree to indemnify and hold harmless each other, and Landlord's Agents, from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs, arising out of or in connection with claims made by any broker or individual for commissions or fees resulting from the execution of this Lease.

GENERAL     39.   A.    CAPTIONS. The captions and headings used in this Lease
            are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

                  B. EXECUTED COPY. Any fully executed copy of this Lease shall be deemed an original for all purposes.

                  C. SEPARABILITY. In case any one or more of the provisions contained herein, except for the payment of Rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

                  D. CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

                  E. GENDER; SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

                  F. BINDING EFFECT. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

                  G. WAIVER. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. Landlord shall have the right to accept Monthly Rent and other payments due from Tenant hereunder with knowledge of a preceding breach of this Lease, and no such acceptance shall be deemed an express or implied waiver of such breach unless such waiver is in writing and signed by Landlord. No further reservation of rights shall be required of Landlord under this Lease to reserve all rights and remedies of Landlord arising with respect to such preceding breach.

                  H. NON-LIABILITY OF LIMITED PARTNERS. Tenant acknowledges that Landlord is a California limited partnership ("Partnership"). Tenant further acknowledges that it is aware that, under the California Revised Limited Partnership Act, limited partners are not liable for any obligations of the Partnership. Accordingly, Tenant agrees to look only to the Partnership and its general partners for the collection of any monies which may become due under it, and that it will not assert any claim against the limited partners of the Partnership by reason this Lease.

                  I. ENTIRE AGREEMENT. Except as set forth in the Letter Agreements, (_____, ____). This Lease is the entire agreement between the parties, and this Lease expressly supersedes all prior negotiations, representations and agreements of the parties respecting the Premises or the Project. Except as set forth in the Letter Agreements, (_____, ____). There are no agreements or representations between the parties except as expressed herein. Except as set forth in the Letter Agreements, (_____, ____). Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

                  J. AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Least on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within ten (10) business days of Landlord's written request therefor shall be deemed a default under this Lease. If Landlord is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Tenant, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Landlord to deliver the same to Tenant within ten (10) business days of Tenant's written request therefore shall be deemed a default under this Lease.

                  K. EXHIBITS. All exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

                  L. LEASE SUMMARY. The Lease Summary attached to this Lease is intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

                  M. SURVIVAL. Landlord's and Tenant's covenants shall survive termination of this Lease where reasonably appropriate to accomplish the purpose thereof.

                  N. TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

                  0. NO JURY TRIAL. Landlord and Tenant hereby waive their respective right to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Landlord against Tenant or Tenant against Landlord on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

      THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.


                                        TENANT:


Dated: 7/19/93                          SIGNAL PHARMACEUTICALS, INC.,
       -----------------                a California corporation

                                        By: /s/ MARK D. CARMAN
                                            ------------------------------------
                                            Its: V.P. Operations
                                                 -------------------------------


                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------

                                        LANDLORD:

Dated:  7/3/93                          SORRENTO VALLEY BUSINESS PARK,
       ----------------                 a California limited partnership

                                        By: /s/ ROBERT COURSON
                                            ------------------------------------
                                            Its: General Partners
                                                 -------------------------------


                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------

                                  THE PREMISES





                                  [MAP DIAGRAM]





                                   EXHIBIT A

                                   THE PROJECT





                                  [MAP DIAGRAM]





                                   EXHIBIT B

                                  THE PROJECT





                                  [MAP DIAGRAM]





                                   EXHIBIT B

                                  EXHIBIT "C"

                              WORK LETTER AGREEMENT


      1. Tenant's Work. Tenant at its cost (subject to Landlord's contribution provided in Paragraph 3 below) shall perform tenant improvement work for the Premises in accordance with plans and specifications approved by Landlord and Tenant. Tenant's work shall include, without limitation, all design and space planning work, all interior partitions, interior doors, corridor entrance doors, cabinets, lock sets and latch sets, electrical outlets, telephone outlets, light fixtures, heating ventilation and air conditioning distribution ducting and heat pumps, plumbing, any fire protection system other than Landlord's existing sprinkler system, any modifications to Landlord's sprinkler system, floor coverings, perimeter and interior wall surfaces, and Building Standard window coverings.

      2. Standards for Tenant's Work. Tenant's work shall be completed pursuant to the following provisions:

            (a) Tenant shall prepare and submit to Landlord two (2) sets of final plans and specifications showing the architectural design of the Premises, including the basic mechanical system and electrical system within the Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes. Within five (5) working days after receipt of such final plans and specifications, Landlord shall approve or suggest modifications to such final plans and specifications. Landlord shall not unreasonably refuse or delay approval of Tenant's final plans and specifications. Tenant may object to any of the suggested modifications by notice to Landlord within five (5) working days after receipt of such suggested modifications, and unless Tenant so objects such suggested modifications shall be deemed approved by Tenant. Tenant shall also submit all proposed change orders in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed. Landlord's consent shall not be required for any change order for work costing less than Five Thousand Dollars ($5,000.00), provided that there are no more than five (5) such change orders in any thirty (30) day period. Any proposed change order shall be deemed approved by Landlord unless Landlord disapproves same within three (3) business days after the proposed change order is received by Landlord, provided that Tenant's notice requesting approval of such change order clearly notifies Landlord that the proposed change order shall be deemed approved if not disapproved within such three (3) business day period. The individuals to whom Tenant shall submit plans and specifications for approval shall be Robert E. Courson, with a copy to Cindy Jacob, and the individual to whom Landlord shall communicate regarding plans and specifications shall be either Jackie Johnson or Bruce Birch. While Landlord has the right to approve the plans and specifications, Landlord's sole interest in doing so is to protect the Building and Landlord's interests. Accordingly, Tenant shall not rely on Landlord's approvals and Landlord shall not be the guarantor of, nor in any way responsible for, the accuracy or correctness of any such plans and specifications, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting any such approvals.

            (b) Tenant shall complete all work in accordance with the final plans and specifications approved by Landlord. Tenant shall make no alterations, additions, or reinforcements to the structure of the Building except as specifically approved by Landlord in such final plans and specifications. Tenant, at its expense, shall procure all building and other permits required for completion of Tenant's work. Tenant agrees that all work done by Tenant and its contractors and subcontractors shall be performed in full compliance with all laws, rules, orders, permits, ordinances, directions, regulations and requirements of all governmental agencies, offices, and departments having jurisdiction, including without limitation applicable provisions pertaining to use of hazardous or toxic materials during construction, and in full compliance with rules, orders, directions, regulations and requirements of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises or Building.

            (c) At least thirty (30) days before commencement of construction, Tenant shall submit to Landlord the names and addresses of the general, mechanical, and electrical contractors which Tenant intends to engage for construction of Tenant's improvements, the commencement date of construction, and the estimated date of completion of construction. Landlord shall have the right to enter the Premises at any time to post any notice of nonresponsibility or other notice on the Premises during Tenant's construction. All contractors and subcontractors retained by Tenant shall be subject to the approval of Landlord, which shall not be unreasonably refused or delayed. Landlord hereby consents that Tenant may employ David Begent & Co. as general contractor. All contractors retained by Tenant shall be bondable, licensed contractors, possessing good labor relations and capable of performing quality workmanship and working in harmony with Landlord's general contractor and other contractors.

            (d) During the course of construction, Tenant shall maintain builder's risk insurance in form and content satisfactory to Landlord. Tenant's insurance shall name Landlord as an additional insured and shall provide that it may not be canceled or amended without twenty (20) days prior written notice to Landlord. At least ten (10) days prior to commencement of construction, Tenant shall provide Landlord with a certificate of such insurance and evidence of any required bonds in form satisfactory to Landlord. Tenant or Tenant's contractor shall provide to Landlord a surety bond issued by a company acceptable to Landlord guaranteeing performance of its construction obligations and payment for all work and materials to be provided to the job.

            (e) Tenant's work shall be completed with reasonable diligence and in such a manner as not to interfere with the use or enjoyment of other portions of the Building or common areas by Landlord or other tenants. Tenant's contractors shall provide and pay for all temporary power, water, and other utility facilities as required in connection with the construction of Tenant's improvements. Tenant's contractors shall provide their own, dumpster for collection and disposition of construction debris, which shall be located at a location approved by Landlord, and all construction debris from Tenant's construction shall be disposed of in Tenant's contractor's dumpster and not in trash facilities for the Project. Tenant's contractor's construction material, tools, equipment, and debris shall be stored only within the Premises, or in areas designated for that purpose by Landlord. Work space exterior to the Premises shall be available only in the discretion of Landlord. Tenant's work shall be subject to the inspection of Landlord and Landlord's architect and general contractor during the course of construction.

            (f) Tenant shall indemnify and hold harmless Landlord for any and all claims arising from Tenant's work as provided in Paragraph 12.A and Paragraph 18 of the Lease. Tenant's construction contracts shall include a similar indemnification from its contractors for the benefit of Landlord. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant, its agents, employees, contractors, licensees, or invitees. Tenant acknowledges that Tenant's obligation set forth in Paragraph 18 of the Lease to keep the Building and Premises free of all liens shall include, but not be limited to, an obligation at Tenant's expense to obtain and record a release bond as provided in Section 3143 of the California Civil Code or other provision of law, as requested by Landlord.

            (g) Tenant shall be solely responsible for the adequacy in all respects of the final plans and specifications, including without limitation compliance with all governmental requirements, compatibility with the Building shell, and any special requirements of Tenant's proposed improvements, equipment or machines with respect to ambient temperatures, electrical use or current, water availability or otherwise. Tenant acknowledges that in connection with obtaining Landlord's approval of the final plans and specifications, Tenant may provide Landlord with certain information regarding its specific needs relating to the Premises in developing plans and specifications for its improvements and that Tenant may provide some of its own equipment for installation in the Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the plans and specifications for the said improvements, or the adequacy of Tenant's improvements or Tenant's equipment for Tenant's intended purpose.

            (h) All improvements made pursuant hereto shall during the term of this Lease, as it may be extended, constitute the property of Tenant. Upon expiration or termination of this Lease, however, unless Landlord shall require the removal or consent in writing to the removal thereof by Tenant, all such improvements shall remain in place and the ownership thereof shall revert to Landlord.

      3. Landlord's Contribution. Landlord shall contribute to the cost of Tenant's Work an improvement allowance ("Allowance") in an amount equal to Five Hundred Thousand Dollars ($500,000). Any and all costs associated with Tenant's Work in excess of such contribution shall be paid by Tenant. Landlord's contribution shall be paid on behalf of Tenant directly to Tenant's architect or Tenant's general contractor as the case may be. Payments by Landlord shall be made not more often than monthly and shall be made on the basis of billings for work completed which are approved by Tenant and submitted to Landlord together with evidence reasonably satisfactory to Landlord of completion of the work for which the billing is submitted. Payments to Tenant's general contractor shall be made on a percentage of work completed basis (that is, for example, upon completion of 20% of Tenant's total work Tenant shall be entitled to 20% of Landlord's contribution to the cost of such work) pursuant to the standard procedures for percentage of completion disbursements using forms adopted by the American Institute of Architects or other procedures required by Landlord, each payment to be made within twenty (20) days after presentation to Landlord of the following:

            (a) A certificate of Tenant's general contractor showing the percentage of Tenant's work which has been completed pursuant to the approved plans and specifications, or other evidence satisfactory to Landlord that the specified percentage of the improvements have been completed pursuant to the approved plans and specifications.

            (b) Evidence of payment by Tenant of the portion, if any, of such progress payment to be made by Tenant.

            (c) Partial waivers to date of all mechanic's and materialmen's liens of any kind (which may be conditional upon payment as to the work currently invoiced but shall be unconditional as to all previously invoiced work) in form and substance satisfactory to Landlord and Landlord's construction lender.

            (d)   Any other documentation reasonably required by Landlord.

      Before commencement of Tenant's construction, the total cost of construction, and Landlord's contribution as a percentage of such total cost ("Landlord's Percentage"), shall be determined by Landlord, with the total job cost as the denominator and Landlord's contribution as the numerator. In no event shall any payment to Tenant's architect or any construction progress payment by Landlord exceed Landlord's Percentage of the total progress billing submitted by Tenant's contractor.

      Landlord shall withhold ten percent of the Allowance until completion of all of Tenant's work and the lien-free expiration of the time for the filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or its contractors or subcontractors.

      The cost of any change orders shall be paid by Tenant to the extent the cost thereof is not included within the Allowance. If any change order materially changes the total cost of construction, Landlord's Percentage shall be redetermined by Landlord and Landlord's disbursements shall thereafter be made in such amounts that the aggregate Landlord's disbursements do not exceed the aggregate amount required under the foregoing procedure. Tenant shall be liable for that portion of all taxes levied against its improvements.

      4. Adjustment of Commencement Date. The Commencement Date shall be delayed by one (1) business day for each business day of actual delay in the design or construction of the tenant improvement work that is caused by any Force Majeure Delay or Landlord Delay. "Force Majeure Delay" shall mean any actual delay which is attributable to any: (i) actual, industry-wide strike, lockout or other labor or industrial disturbance, civil disturbance, act of the public enemy, war, riot, sabotage, blockade, or embargo; (ii) earthquake, fire, hurricane, tornado, flood, explosion, or other casualty beyond the control of the party for whom performance is required or of its contractors or other representatives. No Force Majeure Delay shall be deemed to have occurred unless and until the party claiming such Force Majeure Delay has provided written notice to the other party specifying the action or inaction that such notifying party contends constitutes a Force Majeure Delay. If such action or inaction is not cured within two (2) business days after receipt of such notice, then a Force Majeure Delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date after such notice was received and continuing for the number of days the substantial completion of the Premises was in fact delayed as a direct result of such action or inaction.

      "Landlord Delay" as used in this Agreement shall mean actual delay in the design or construction of the Tenant Improvement Work directly attributable to Landlord's failure to approve or disapprove the tenant improvement plans within the time periods provided in paragraph 2 (a) hereof. No Landlord Delay shall be deemed to have occurred unless and until Tenant has given written notice to Landlord specifying the action or inaction which Tenant contends constitutes a Landlord delay. If such action or inaction is not cured within two (2) business days after Landlord's receipt of such notice, then a Landlord Delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date after Landlord receives such notice and continuing for the number of days substantial completion of the Premises was in fact delayed as a direct result of such action or inaction.

      5. No Fee to Landlord. Except as otherwise provided herein, Landlord shall receive no fee for supervision, profit, overhead or general conditions in connection with the tenant improvements work.

      6. No Miscellaneous Charges. Neither Tenant nor its contractor shall be charged by Landlord for parking (to the extent parking is available) or for the use of electricity, water or HVAC during the construction of the tenant improvements.

                                    EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM


LANDLORD:         SORRENTO VALLEY BUSINESS PARK, a limited partnership


TENANT:           SIGNAL PHARMACEUTICALS, INC., a California corporation


LEASE DATE:       April 30, 1993

PREMISES:         5555 Oberlin Drive, Suite 100
                  San Diego, California

      Pursuant to Paragraph 3.C. of the above referenced Lease, the Commencement Date is hereby established as ___________________________, 19___.


                                       LANDLORD:

                                       SORRENTO VALLEY BUSINESS PARK,
                                       a California limited partnership

                                       By: /s/ ROBERT COURSON
                                           -------------------------------------
                                          Its: General Partner
                                               ---------------------------------


                                       By:
                                           -------------------------------------
                                          Its:
                                               ---------------------------------


                                       TENANT:

                                       SIGNAL PHARMACEUTICALS, INC.,
                                       a California corporation

                                       By: /s/ MARK D. CARMAN
                                           -------------------------------------
                                          Its: V.P. Operations
                                               ---------------------------------


                                       By:
                                           -------------------------------------
                                          Its:
                                               ---------------------------------

                                  EXHIBIT "E"

                            TENANT IMPROVEMENT PLAN



                            [PRELIMINARY FLOOR PLAN]

                                   EXHIBIT F



                             [PREMISE MAP DIAGRAM]

                                ADDENDUM TO LEASE

      THIS IS AN ADDENDUM TO THAT CERTAIN LEASE ("LEASE") DATED APRIL 30, 1993, BY AND BETWEEN SORRENTO VALLEY BUSINESS PARK, A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD"), AND SIGNAL PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION ("TENANT"), WITH RESPECT TO THOSE CERTAIN PREMISES LOCATED AT 5555 OBERLIN DRIVE, SUITE 100, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.

      The terms of this Addendum are hereby incorporated into and made a part of the Lease, and shall supersede any inconsistent provisions of the Lease. Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Lease.

      1. Option to Extend. Landlord hereby grants to Tenant the option to renew this lease for two (2) additional consecutive terms of three (3) years each. The base monthly rent payable for each year of each option term exercised shall be adjusted annually, commencing with the commencement of the first extended term, by multiplying the base monthly rent payable for the last month prior to such adjustment, by 1.05. All other terms and conditions of the original Lease shall be the same, except that Tenant will not be provided any tenant improvement dollars or free rent for extending the term of their Lease. This extension is only valid provided that the Tenant is not in default under the Lease at the time the option is exercised, and at any such time from Tenant's exercise of the option to the commencement date of the option term. This option must be exercised by written notice to Landlord, accompanied by a payment of first month's rental for the extended term, no earlier than one hundred eighty (180) days, and no later than one hundred twenty (120) days prior to the expiration of the applicable term of the Lease. The option granted in this paragraph shall be terminated and of no further force and effect if at any time provided herein for the exercise of the option by Tenant, any federal, state or local law or regulation invalidates or modifies any provision of the option. Tenant shall have no right to extend the term of the lease beyond the additional terms set forth above.

      2. Right of First Refusal. Landlord hereby grants to Tenant a right of first refusal, on the terms and conditions herein set forth, on the office area in the Building adjacent to the Premises comprising approximately 4,585 rentable square feet, and identified on Exhibit F hereto as the "First Refusal Area". If, during the term of this Lease, Landlord reasonably expects that any portion of the First Refusal Area shall become available for lease (as hereinafter defined) , Landlord shall offer to lease such area to Tenant at the then prevailing rental rate and terms and conditions then offered by Landlord for new leases of comparable space within the Building, as follows: Landlord shall give Tenant written notice describing the additional area available for lease ("Additional Area" hereafter), and stating the terms and conditions (including anticipated availability date) upon which the Additional Area is offered for lease to Tenant. Within five (5) business days after such notice is given, Tenant may accept such offer by written notice to Landlord accompanied by payment of one month's rental. Office area subject to this paragraph shall be deemed to become available upon expiration or other termination of a lease to another tenant covering the First Refusal Area or any part of it, taking into account any renewals or extensions of such lease or new lease of such office area to such existing tenant, and vacation of such office area by such tenant. Notwithstanding any provisions of this paragraph, it is understood and agreed that the right of refusal to lease all or any part of First Refusal Area set forth in this paragraph shall at Landlord's option terminate and be of no further force or effect if:

            A. Landlord gives Tenant a written notice of the availability of all or any part of the First Refusal Area, and Tenant does not notify Landlord, in writing, of Tenant's acceptance of such area when and as hereinabove provided, time being of the essence.

            B. At any time that any portion of the First Refusal Area becomes or is available until an "Amendment to Lease" is executed, Tenant is in default in the performance of any of the covenants, conditions or agreements to be performed under this Lease;

            C. At any time provided herein for exercise of the right of refusal by Tenant, any federal, state, or local law or regulation invalidates or modifies any provision of the foregoing right of first refusal. It is understood and agreed that if Tenant fails to exercise its right of refusal as to any area which becomes available to lease pursuant to this paragraph, the right of refusal shall terminate completely as to the entire First Refusal Area and this paragraph shall be of no further force or effect. It is further understood and agreed that if part, but not all, of the First Refusal Area becomes available to lease under this paragraph, and Tenant exercises its right to lease such area as herein provided, the right of refusal granted herein shall remain in effect as to the remainder of the First Refusal Area until such area becomes available to lease as provided herein.

            D.    The original term of the Lease expires or is terminated.

      3. Additional Security. As additional security for the performance of Tenant's obligations under this Lease, in addition to the cash security deposit provided by Tenant pursuant to Paragraph 29 of the Lease, Tenant shall upon execution of this Lease deposit with Landlord an irrevocable standby letter of credit ("Letter of Credit") in the face amount of One Hundred Fifty Thousand Dollars ($150,000) issued by a financial institution reasonably acceptable to Landlord in form acceptable to Landlord, which shall permit Landlord to draw any amount necessary to compensate Landlord for a breach of Tenant on the sole condition that Landlord deliver to such institution a signed statement by Landlord certifying that Tenant has breached an obligation under this Lease. The term of the Letter of Credit shall be renewed annually, and, subject to the remaining provisions of this paragraph, Tenant shall deliver to Landlord at least 30 business days before such Letter of Credit is scheduled to expire a renewal or replacement thereof in terms and amount identical to the initial Letter of Credit. Landlord shall be entitled to draw the entire amount of the Letter of Credit if Tenant should fail to renew or replace the Letter of Credit prior to its expiration. If Tenant shall have faithfully observed and performed all of the terms and conditions of this Lease, then, at the end of the twenty-fourth (24th) month of the Lease term, Tenant shall be entitled to replace the existing Letter of Credit with a Letter of Credit in the face amount of one Hundred Thousand Dollars ($100,000) and otherwise upon the same terms of the initial Letter of Credit. Thereafter, and subject to the same condition that Tenant shall have faithfully observed and performed under the Lease, Tenant may, at the end of the thirty-sixth (36th) month of the Lease term, substitute a Letter of Credit in the amount of Fifty Thousand Dollars ($50,000), and, ten
(10) business days after the end of the forty-eighth (48th) month of the Lease term, subject to the same condition that Tenant shall have faithfully observed and performed under the Lease, Tenant may permit the Letter of Credit to expire without replacement.

      4. Annual Cap on Controllable Outside Area Expenses. The amount payable by Tenant under this Lease as Tenant's Project Percentage of controllable Outside Area Expenses shall not increase by more than five percent (5%) per annum during the Lease term.

      5. Subordination, Non-Disturbance, Attornment Agreement. Landlord shall use its commercially reasonable efforts to obtain and provide to Tenant prior to occupancy of the Premises a Subordination, Non-Disturbance and Attornment Agreement from Landlord's lender.

            [SIG]                               [SIG]
------------------------------      -------------------------------
LANDLORD'S INITIALS                 TENANT'S INITIALS

                                Letter Agreement




                                  July 2, 1993


Mr. Robert Courson
2882 Sand Hill Road
Suite 250
Menlo Park, CA 94025


Dear Bob:

      As we have agreed, Signal will sign the lease that we have negotiated over the past several weeks (a copy of which is attached as Exhibit A). As Dr. Johnson has discussed with you, we have not yet closed on the total amount of the A2 round. Accordingly, our financial position is temporarily impaired. Signal will post its Letter of Credit upon closing the remainder of the A2 round; however, this will not occur for 60 days.

      Based on your conversation with Dr. Johnson, the following interim plan will serve as a basis for our ongoing relationship:

      1. Signal Pharmaceuticals, Inc. will sign the Lease by and between Sorrento Valley Business Park and Signal Pharmaceuticals for the 10,417 sq. ft. premises at 5555 Oberlin Drive, San Diego, CA 92121 (a copy of which is attached as Exhibit A) (the "Lease"). It is expressly understood and acknowledged by both parties, however, that the terms of the Lease are subordinate to the further terms set forth in this Letter Agreement.

      2. Signal will assume all financial responsibility for the planning and permitting process which will start immediately upon your signing the contract with McGraw Baldwin Architectural Firm.

Mr. Robert Courson                                                       Page 2.
July 2, 1993


      3. During this 60 day period which will commence July 5, 1993, Signal will be moving ahead with planning and permitting (at our expense) but will not start any actual tenant improvements.

      4. At the posting of the $150,000.00 Letter of Credit (the "Letter of Credit"), the tenant improvements can begin. TI payments will be made as detailed in the Lease with The Courson Company and Signal paying on a formula based on $500,000.00 of TI money from Courson Co. and the remainder (approximately $189,000.00) from Signal Pharmaceuticals.

      5. Signal Pharmaceuticals expects to begin paying rent on December 1, 1993 as outlined in the Lease.

      6. With respect to obligations incurred as a result of the signing of the Lease, the total liability incurred by Signal Pharmaceuticals or those associated with Signal over this interim 60 day period is the Security Deposit of $16,146.35. This Security Deposit is enclosed. In the event that Signal is for any reason unable to post the Letter of Credit within such interim 60 day period, the parties will negotiate in good faith with respect to whether they should continue their relationship under the Lease. In the event that the parties are unable to reach agreement with respect thereto, the Lease and this Letter Agreement will terminate and neither party shall have any further liability or obligation with respect to the Lease or this Letter Agreement.

      Thank you for your cooperation.

                                       Sincerely,

                                       SIGNAL PHARMACEUTICALS, INC.


                                       /s/ LUKE EVNIN
                                       ------------------------------
                                       Luke Evnin, President and
                                       Chief Executive Officer


ACKNOWLEDGED AND AGREED:


/s/ ROBERT COURSON
------------------------------
Mr. Robert Courson
Sorrento Valley Business Park

                   [HOFFMAN, FINNEY & KLINEDINST LETTERHEAD]

                                  July 7, 1993




VIA FEDERAL EXPRESS

Jacqueline Johnson, Ph.D.
Signal Pharmaceuticals, Inc.
11545 Sorrento Valley Road, Suite 315
San Diego, CA 92121

      RE:  Lease of Premises at 5555 Oberlin Drive, San Diego,
           California 92121

Dear Dr. Johnson:

      As we discussed this morning, enclosed please find four counterparts of the Lease and Letter Agreement between Sorrento Valley Business Park and Signal Pharmaceuticals, Inc. and one original of the Architect's Agreement dated June 21, 1993, all of which have been signed by Sorrento Valley Business Park.

      As a follow-up to your discussions with Bob Courson, these documents are executed and being delivered to you by the Landlord subject to the following understanding:

      1. Signal Pharmaceuticals is presently unable to post the required letter of credit. You have advised the Landlord that you are now in the process of finalizing a license agreement which will trigger the release of financing that will enable you to post the $150,000.00 letter of credit as required under Paragraph 3 of the Addendum. You mentioned to me this morning that you expect this process to take less than the 60 day period ("Contingency Period") indicated in the Letter Agreement.


      2. References to "The Courson Company" are hereby deemed replaced with "Sorrento Valley Business Park" in each place they occur in the Letter Agreement.

      3. Notwithstanding anything to the contrary in the Lease or Letter Agreement, if for any reason Signal Pharmaceuticals fails to deliver to Landlord the letter

Jacqueline Johnson, Ph.D.
July 7, 1993
Page 2


          of credit on or before September 5, 1993 then Landlord may retain the Security Deposit, Signal will provide Landlord with all plans, specifications and permits developed and obtained or in process, and, at Landlord's option, Landlord may terminate the Lease with no liability whatsoever to Signal, including, without limitation, any liability or obligation respecting any amounts incurred by Signal in connection with the Premises, for its tenant improvement costs, or otherwise.

     4. Notwithstanding anything to the contrary in Paragraph 4 of the Letter Agreement, Signal Pharmaceuticals shall be responsible for all costs associated with the improvement work in excess of the Allowance.

     5. Notwithstanding Paragraph 5 of the Letter Agreement, rent shall be paid starting with the earlier of December 1, 1993, or the date Tenant begins to use the Premises for the conduct of its business, as provided in the Lease.

     6.   Paragraph 6 of the Letter Agreement is hereby deemed deleted.

     7. Notwithstanding execution of the Architect Agreement (Proposal for Professional Services dated June 21, 1993, Project 93482) by Landlord, if the Lease is terminated by Landlord pursuant to this letter, the Architect Agreement shall thereupon be void and of no further force and affect. All costs and expenses incurred in connection therewith during the Contingency Period shall be Signal's sole responsibility, and the Architect shall look solely to Signal for payment thereof. Signal shall obtain the Architect's confirmation of this provision, to be signified by the Architect's execution of this letter in the space provided below.

     Please countersign four counterparts of the enclosed photocopy of this letter, obtain the Architect's signature below,

Jacqueline Johnson, Ph.D.
July 7, 1993
Page 3

and return two original execution counterparts of the Lease, and the July 2 and this letter agreement to my attention at your earliest convenience. Please call me if you have any questions.


                         Very truly yours,


                         /s/ CHARLES P. SANDEL
                         ----------------------
                         Charles P. Sandel

CPS/nlh
Enclosure

AGREED:  Signal Pharmaceuticals, Inc.


By:       [SIG]
   -------------------------------

Its: Vice President Operations
   -------------------------------


AGREED as to Paragraph 76 above:

McGraw/Baldwin Architects



By:       [SIG]
   -------------------------------

Its: Principal
   -------------------------------

                   [HOFFMAN, FINNEY & KLINEDINST LETTERHEAD]


                                  July 19, 1993


Jacqueline Johnson, Ph.D.
Signal Pharmaceuticals, Inc.
11545 Sorrento Valley Road, Suite 315
San Diego, CA 92121


      RE:   LEASE OF PREMISES AT 5555 OBERLIN DRIVE

Dear Dr. Johnson:

      I have not yet received countersigned copies of the Lease, and the July 2, and July 7 letter agreements regarding the captioned Premises.

      Please telephone me at your earliest convenience.

                                        Very truly yours,


                                        /s/ CHARLES P. SANDEL
                                        --------------------------

                                        Charles P. Sandel


CPS/psl

                   [HOFFMAN, FINNEY & KLINEDINST LETTERHEAD]


                                  July 7, 1993


VIA FEDERAL EXPRESS

Jacqueline Johnson, Ph.D.
Signal Pharmaceuticals, Inc.
11545 Sorrento Valley Road, Suite 315
San Diego, CA 92121

      RE:   LEASE OF PREMISES AT 5555 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121

Dear Dr. Johnson:

      As we discussed this morning, enclosed please find four counterparts of the Lease and Letter Agreement between Sorrento Valley Business Park and Signal Pharmaceuticals, Inc. and one original of the Architect's Agreement dated June 21, 1993, all of which have been signed by Sorrento Valley Business Park.

      As a follow-up to your discussions with Bob Courson, these documents are executed and being delivered to you by the Landlord subject to the following understanding:

      1. Signal Pharmaceuticals is presently unable to post the required letter of credit. You have advised the Landlord that you are now in the process of finalizing a license agreement which will trigger the release of financing that will enable you to post the $150,000.00 letter of credit as required under Paragraph 3 of the Addendum. You mentioned to me this morning that you expect this process to take less than the 60 day period ("Contingency Period") indicated in the Letter Agreement.

      2. References to "The Courson Company" are hereby deemed replaced with "Sorrento Valley Business Park" in each place they occur in the Letter Agreement.

      3. Notwithstanding anything to the contrary in the Lease or Letter Agreement, if for any reason Signal Pharmaceuticals fails to deliver to Landlord the letter

Jacqueline Johnson, Ph.D.
July 7, 1993
Page 2


            of credit on or before August 15, 1993, then Landlord may retain the Security Deposit, Signal will provide Landlord with all plans, specifications and permits developed and obtained or in process, and, at Landlord's option, Landlord may terminate the Lease with no liability whatsoever to Signal, including, without limitation, any liability or obligation respecting any amounts incurred by Signal in connection with the Premises, for its tenant improvement costs, or otherwise.

      4. Notwithstanding anything to the contrary in Paragraph 4 of the Letter Agreement, Signal Pharmaceuticals shall be responsible for all costs associated with the improvement work in excess of the Allowance.

      5. Notwithstanding Paragraph 5 of the Letter Agreement, rent shall be paid starting with the earlier of December 1, 1993, or the date Tenant begins to use the Premises for the conduct of its business, as provided in the Lease.

      6.    Paragraph 6 of the Letter Agreement is hereby deemed deleted.

      7. Notwithstanding execution of the Architect Agreement (Proposal for Professional Services dated June 21, 1993, Project 93482) by Landlord, if the Lease is terminated by Landlord pursuant to this letter, the Architect Agreement shall thereupon be void and of no further force and effect. All costs and expenses incurred in connection therewith during the Contingency Period shall be Signal's sole responsibility, and the Architect shall look solely to Signal for payment thereof. Signal shall obtain the Architect's confirmation of this provision, to be signified by the Architect's execution of this letter in the space provided below.

      Please countersign four counterparts of the enclosed photocopy of this letter, obtain the Architect's signature below,

Jacqueline Johnson, Ph.D.
July 7, 1993
Page 3


and return two original execution counterparts of the Lease, and the July 2 and this letter agreement to my attention at your earliest convenience. Please call me if you have any questions.

                                        Very truly yours,


                                        /s/ CHARLES P. SANDEL
                                        --------------------------

                                        Charles P. Sandel

CPS/nlh
Enclosure

AGREED:

Signal Pharmaceuticals, Inc.

By: /s/ [SIG]
    --------------------------------

Its: V.P. Operations
     -------------------------------


AGREED as to Paragraph 7 above:

McGraw/Baldwin Architects

By: [SIG]
    --------------------------------

Its: Principal
     -------------------------------

SIGNAL PHARMACEUTICALS INC.
11545 Sorrento Valley Rd. Ste. 315
San Diego, CA 92121







                                Charles P. Sandel
                                Hoffman, Finney & Klinedinst
                                Attorneys at Law
                                351 California St.
                                San Francisco, CA 94104

                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease ("Amendment") dated as of November 4, 1994 is entered into by and between Sorrento Valley Business Park, a California limited partnership ("Landlord") , and Signal Pharmaceuticals, Inc., a California corporation ("Tenant"), and is made with reference to the following facts:

                                    Recitals

      A. Landlord and Tenant previously entered into a Lease dated April 30, 1993 ("Lease") pursuant to which Tenant has leased from Landlord certain premises consisting of approximately 10,417 rentable square feet and sometimes referred to as Suite 100 ("Existing Premises"), located in a building at 5555 Oberlin Drive, San Diego, California 92121 ("Building"). Unless otherwise indicated, capitalized terms herein shall have the same meanings as in the Lease.

     B. Tenant desires to lease additional space in the Building consisting of approximately 4,341 rentable square feet, as updated (down from 4,585 rentable sq. ft.) and sometimes referred to as Suite 114 ("New Premises"), pursuant to the right of first refusal set forth in paragraph 2 of the Addendum to Lease also dated April 30, 1993 ("Addendum"). Unless otherwise expressly indicated in this Amendment, any reference herein to the Lease shall be deemed to refer to both the Lease and the Addendum.

      C. Landlord and Tenant desire to amend the Lease to provide for the New Premises, an extension of the Lease term and certain other matters, all as set forth below.

      NOW, THEREFORE, the parties hereby agree as follows:

     1. New Premises and Its Term. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the New Premises, the location of which is indicated on the diagram of the Building attached hereto as Exhibit 1. The term of such lease of the New Premises shall be for a period of six (6) years ("6-Year Term"), commencing on the earlier to occur of (i) substantial completion of the "Tenant Improvements" (described in paragraph 7 below) or (ii) February 1, 1995 (which earlier date is hereinafter referred to as the "Extension Commencement Date"). When the actual Extension Commencement Date is determined, the parties shall execute a memorandum setting forth such date which shall be attached to this Amendment at that time.

      2. Extension of Term for Existing Premises. The expiration date of the term for Tenant's lease of the Existing Premises shall be extended to coincide with the expiration date of the term for the New Premises. Accordingly, the term of the lease of the Existing Premises shall likewise expire at the end of the 6-Year Term.

     3. Base Monthly Rent. Beginning on and as of the Extension Commencement Date and continuing thereafter throughout the 6-Year Term, the Tenant shall pay to Landlord as minimum Monthly Rent for the entire Premises (consisting of both the Existing Premises and New Premises) for each calendar month, the amount of $25,158.15 ($1.70 per square foot) per month, subject to adjustment as provided below, in advance, on the first day of each calendar month during the 6-Year Term. Such Monthly Rent for the entire Premises is calculated and allocated as follows: (1) $16,953.66 Monthly Rent for the Existing Premises (10,417 rentable sq. ft. @ $1.63); and (2) $8,204.49 Monthly Rent for the New Premises (4,341 rentable sq. ft. @ $1.89). Monthly Rent for any partial month shall be prorated and paid in advance on the Extension Commencement Date.

     4. Rental Adjustments for Existing Premises. The base Monthly Rent for the Existing Premises shall continue to be adjusted during the 6-Year Term in the same manner as provided in Paragraph 19 of the Lease. Accordingly, as of the beginning of the second lease year measured from the Extension Commencement Date, the base Monthly Rent for the Existing Premises shall be adjusted annually by multiplying the base Monthly Rent (for the Existing Premises) in effect immediately prior to such adjustment by 1.05. For example, the base Monthly Rent for the Existing Premises for the second lease year of the 6-Year Term shall be $17,801.34 ($16,953.66 x 1.05) per month.

     5. CPI Adjustment for New Premises. The base Monthly Rent for the New Premises shall be adjusted upwards (but not downwards) at the beginning of each lease year during the 6-Year Term commencing with the second lease year of the 6-Year Term (hereinafter called the "Adjustment Date"), based upon and in direct proportion to any increase in the Consumer Price Index (1988 Revised CPI for Urban Wage Earners and Clerical Workers - Los Angeles - Anaheim - Riverside All Items - 1982-84 = 100) established by the United States Department of Labor, Bureau of Labor Statistics, or any similar successor index established by any other agency of the United States Government, measured by the difference between the Index for the month in which the 6-Year Term begins and the Index for the month of the Adjustment Date. The calculation of such increase in Monthly Rent shall be made by multiplying the initial base Monthly Rent for the New Premises ($8,204.49) by a fraction whose denominator is the Index for the month in which the 6-Year Term begins and whose numerator is the Index for the month of the Adjustment Date. Following the publication of such Index for the month of the Adjustment Date, Landlord shall calculate and notify Tenant of the amount of the base Monthly Rent payable per month for the New Premises, as so adjusted (hereinafter called the "Adjusted Rent") during said lease year. Pending receipt by Tenant of such calculation and notice from Landlord, Tenant shall continue to pay, in advance, the same base Monthly Rent per month as paid during the prior lease year for the New Premises. Upon receipt of such calculation and notice, Tenant shall commence to pay the Adjusted Rent per month, and shall also pay such additional amount as may be necessary to increase the base Monthly Rent payments already made during said period to the amount of the Adjusted Rent, so that said increase shall be effective retroactively from the Adjustment Date. Provided, however, in no event shall the percentage increase as determined herein be less than 4% nor more than 6% from one lease year to the next.

      6. Additional Rent. Any base Monthly Rents specified above are exclusive of all further or additional rents for the 6-Year Term, which rents the Tenant shall also be obligated to pay in accordance with the Lease and this Amendment. Provided further, for the 6-Year Term, the percentages chargeable to Tenant for "Additional Rent" (as referred to in the Lease) shall be as follows:

           Tenant's Building Percentage -       64.54%
           Tenant's Project Percentage -        14.12%

For the 6-Year Term, the amount payable by Tenant as Tenant's Project Percentage (14.12%) of controllable Outside Area Expenses shall not increase by more than 5% per annum during the 6-Year Term.

      7. Tenant Improvements for New Premises. The Landlord shall contribute to the cost of the proposed tenant improvements in the New Premises as further described on Exhibit 2 hereto ("Tenant Improvements") an allowance in the aggregate sum of up to $284,034.89. Any and all costs associated with the Tenant Improvements in excess of such contribution by Landlord shall be paid by Tenant. Tenant shall promptly cause to be prepared plans and specifications for such Tenant Improvements in accordance with the Work Letter Agreement attached hereto as Exhibit 3 and incorporated by reference herein.

      8. Letter of Credit. The $150,000 Letter of Credit referred to in paragraph 3 of the Addendum shall remain on deposit with Landlord and shall continue to be renewed annually by Tenant (at least 30 business days before any expiration thereof) in the full face amount of $150,000 without any reduction, except as otherwise provided immediately below. If Tenant shall have faithfully observed and performed all of the terms and conditions of the Lease (including this Amendment), then, at the end of the fifty-second (52nd) month of the 6-Year Term, the Tenant shall be entitled to replace the existing Letter of Credit with a Letter of Credit in the face amount of $100,000 and otherwise upon the same terms as the initial Letter of Credit. Thereafter, and subject to the same condition that Tenant shall have faithfully observed and performed under the Lease (including this Amendment), Tenant may, at the end of the sixty-second
(62nd) month of the 6-Year Term, substitute a Letter of Credit in the amount of $50,000 and otherwise upon the same terms as the initial Letter of Credit. Additionally, when the existing Letter of Credit is next renewed, the incorrect reference therein to "Lease Agreement dated July 19, 1993", shall be corrected to read "Lease dated April 30, 1993". Except as otherwise provided in this paragraph 8, all provisions of paragraph 3 of the Addendum shall continue to apply to the Letter of Credit, which may be drawn upon by Landlord as provided in such paragraph of the Addendum. None of the provisions of the Addendum have been modified or otherwise affected by this Amendment except as specifically provided herein.

      9. Right of First Offer On Additional Space (Suites 116 and 120). Reference is made to certain additional space in the Building consisting of approximately 8,341 rentable square feet sometimes referred to as Suite 116 (2,560 rentable sq. ft.) and Suite 120 (5,781 rentable sq. ft.) as further indicated on the diagram attached as Exhibit 1 ("Additional Premises") . The Additional Premises is leased by Landlord to Mizuho USA, Inc. ("Mizuho") who is now in possession thereof. If prior to any termination or expiration of the Lease the Landlord receives notice from Mizuho or otherwise itself reasonably determines that Mizuho intends by a date certain to vacate the Additional Premises, the Landlord shall promptly give written notice to Tenant specifying the basic terms and conditions ("Landlord's Offer") under which Landlord would then be willing to lease the Additional Premises to Tenant. Tenant may accept or reject Landlord's Offer by giving written notice to Landlord at any time prior to the expiration of thirty (30) days ("30-Day Period") immediately following the date on which Landlord gives its written notice specifying the Landlord's Offer. If Tenant does not so accept Landlord's Offer within the 30-Day Period and/or if Tenant does not give any written notice to Landlord prior to the expiration of the 30-Day Period, the Landlord's Offer shall be deemed withdrawn, rejected and revoked. In such event, Landlord shall not have any further obligation to Tenant of any kind relating to or concerning the Additional Premises and Landlord may then or thereafter market or otherwise use the Additional Premises in any manner as Landlord may desire in its sole and absolute discretion.

      10. Prior Exercise of Right of First Refusal for New Premises. Tenant acknowledges that it has exercised its right of first refusal to lease the space in the Building which is the New Premises. Accordingly, paragraph 2 of the Addendum is hereby cancelled and shall be of no further force or effect.

     11. Change of Landlord's Address. For the purpose of giving any notice or demand to Landlord under the Lease (including this Amendment), the Landlord's address is hereby changed to and designated as: Sorrento Valley Business Park, c/o Pardee Brothers, 8530 Wilshire Boulevard, Suite 509, Beverly Hills, California 90211, Attn: Hoyt S. Pardee.

      12. Full Force and Effect. The Lease, as modified herein, shall be and remain in full force and effect. All of the terms and provisions set forth in the Lease shall apply to the New Premises except as otherwise indicated in this Amendment. Without limiting the generality of the foregoing and except as otherwise indicated herein, the term "Premises" as used in the Lease shall be deemed to include both the Existing Premises and the New Premises.

      13. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original and all of which shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.


"Tenant":                              "Landlord":

SIGNAL PHARMACEUTICALS, INC.,          SORRENTO VALLEY BUSINESS PARK,
a California corporation               a California limited partnership

                                       By  HSP Sorrento, Inc. a Cal. corp.
By  /s/ BRADLEY B. GORDON                  General Partner
    --------------------------

Title  V.P. Finance, CFO                By  [SIG]
       -----------------------              ------------------------------------
                                       Title  President
                                              ----------------------------------

                             [PREMISE MAP DIAGRAM]










                                   EXHIBIT 1

                TENANT IMPROVEMENTS FOR NEW PREMISES (Suite 114)


Tenant Improvements per plans and specifications dated 10/13/94 prepared and submitted by David Begent & Co. (DBC)

Tenant Improvements to be provided are outlined as follows:

            Architecture & Engineering (DBC)             $ 25,000 *
            Fees & Permits                                 15,000 *
            Base Construction Contract (DBC)              306,982
            Lyline (millwork)                              63,379
            Protection One (fire-life safety)               3,990
                                                          -------
            TOTAL TENANT IMPROVEMENTS                    $414,351


*     current estimates




                                    EXHIBIT 2

                              WORK LETTER AGREEMENT


      1. Tenant's Work. Tenant at its cost (subject to Landlord's contribution provided in Paragraph 3 below) shall perform tenant improvement work for the New Premises in accordance with plans and specifications approved by Landlord and Tenant. Tenant's work shall include, without limitation, all design and space planning work, all interior partitions, interior doors, corridor entrance doors, cabinets, lock sets and latch sets, electrical outlets, telephone outlets, light fixtures, heating ventilation and air conditioning distribution ducting and heat pumps, plumbing, any fire protection system other than Landlord's existing sprinkler system, any modifications to Landlord's sprinkler system, floor coverings, perimeter and interior wall surfaces, and Building Standard window coverings.

      2. Standards for Tenant's Work. Tenant's work shall be completed pursuant to the following provisions:

          (a) Tenant shall prepare and submit to Landlord two (2) sets of final plans and specifications showing the architectural design of the New Premises, including the basic mechanical system and electrical system within the New Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes. Within five (5) working days after receipt of such final plans and specifications, Landlord shall approve or suggest modifications to such final plans and specifications. Landlord shall not unreasonably refuse or delay approval of Tenant's final plans and specifications. Tenant may object to any of the suggested modifications by notice to Landlord within five (5) working days after receipt of such suggested modifications, and unless Tenant so objects such suggested modifications shall be deemed approved by Tenant. Tenant shall also submit all proposed change orders in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed. Landlord's consent shall not be required for any change order for work costing less than Five Thousand Dollars ($5,000), provided that there are no more than five (5) such change orders in any thirty (30) day period. Any proposed change order shall be deemed approved by Landlord unless Landlord disapproves same within three (3) business days after the proposed change order is received by Landlord, provided that Tenant's notice requesting approval of such change order clearly notifies Landlord that the proposed change order shall be deemed approved if not disapproved within such three (3) business day period. The individuals to whom Tenant shall submit plans and specifications for approval shall be Elizabeth A. Gallagher, with a copy to Hoyt S. Pardee, and the individual to whom Landlord shall communicate regarding plans and specifications shall be either Jackie Johnson or Bruce Birch. While Landlord has the right to approve the plans and specifications, Landlord's sole interest in doing so is to protect the Building and Landlord's interests. Accordingly, Tenant shall not rely on Landlord's approvals and Landlord shall not be the guarantor of, nor in any way responsible for, the accuracy or correctness of any such plans and specifications, or the accuracy or correctness of any such plans and specifications, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting any such approvals.

            (b) Tenant shall complete all work in accordance with the final plans and specifications approved by Landlord. Tenant shall make no alterations, additions, or reinforcements to the structure of the Building except as specifically approved by the Landlord in such final plans and specifications. Tenant, at its expense, shall procure all building and other permits required for completion of Tenant's work. Tenant agrees that all work done by Tenant and its contractors and subcontractors shall be performed in full compliance with all laws, rules, orders, permits, ordinances, directions, regulations and requirements of all governmental agencies, offices and departments having jurisdiction, including without limitation applicable provisions pertaining to use of hazardous or toxic materials during construction, and in full compliance with rules, orders, directions,


                                   EXHIBIT 3
regulations and requirements of any insurance underwriting board, inspection bureau or insurance carrier insuring the New Premises or Building.

            (c) Tenant shall immediately submit to Landlord the names and addresses of the general, mechanical, and electrical contractors which Tenant intends to engage for construction of Tenant's improvements, the commencement date of construction, and the estimated date of completion of construction. Landlord shall have the right to enter the New Premises at any time to post any notice of nonresponsibility or other notice on the New Premises during Tenant's construction. All contractors and subcontractors retained by Tenant shall be subject to the approval of Landlord, which shall not be unreasonably refused or delayed. Landlord hereby consents that Tenant may employ David Begent & Co. as general contractor. All contractors retained by Tenant shall be bondable, licensed contractors, possessing good labor relations and capable of performing quality workmanship and working in harmony with Landlord's general contractor and other contractors.

            (d) During the course of construction, Tenant shall maintain builder's risk insurance in form and content satisfactory to Landlord. Tenant's insurance shall name Landlord as an additional insured and shall provide that it may not be canceled or amended without twenty (20) days prior written notice to Landlord. Prior to commencement of construction, Tenant shall provide Landlord with a certificate of such insurance and evidence of any required bonds in form satisfactory to Landlord.

            (e) Tenant's work shall be completed with reasonable diligence and in such a manner as not to interfere with the use or enjoyment of other portions of the Building or common areas by Landlord or other tenants. Tenant's contractors shall provide and pay for all temporary power, water, and other utility facilities as required in connection with the construction of Tenant's improvements. Tenant's contractors shall provide their own dumpster for collection and disposition of construction debris, which shall be located at a location approved by Landlord, and all construction debris from Tenant's construction shall be disposed of in Tenant's contractor's dumpster and not in trash facilities for the Project. Tenant's contractor's construction material, tools, equipment, and debris shall be stored only within the New Premises, or in areas designated for that purpose by Landlord. Work space exterior to the New Premises shall be available only in the discretion of Landlord. Tenant's work shall be subject to the inspection of Landlord and Landlord's architect and general contractor during the course of construction.

            (f) Tenant shall indemnify and hold harmless Landlord for any and all claims arising from Tenant's work as provided in Paragraph 12.A and Paragraph 18 of the Lease. Tenant's construction contracts shall include a similar indemnification from its contractors for the benefit of Landlord. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant, its agents, employees, contractors, licensees, or invitees. Tenant acknowledges that Tenant's obligation set forth in Paragraph 18 of the Lease to keep the Building and Premises (including the New Premises) free of all liens shall include, but not be limited to, an obligation at Tenant's expense to obtain and record a release bond as provided in Section 3143 of the California Civil Code or other provision of law, as requested by Landlord.

            (g) Tenant shall be solely responsible for the adequacy in all respects of the final plans and specifications, including without limitation compliance with all governmental requirements, compatibility with the Building shell, and any special requirements of Tenant's proposed improvements, equipment or machines with respect to ambient temperatures, electrical use or current, water availability or otherwise. Tenant acknowledges that in connection with obtaining Landlord's approval of the final plans and specifications, Tenant may provide Landlord with certain information regarding its specific needs relating to the New Premises in developing plans and specifications for its improvements and that Tenant may Provide some of its own equipment for installation in the New Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the plans and specifications for the said improvements, or the adequacy of Tenant's improvements or Tenant's equipment for Tenant's intended purpose.

            (h) All improvements made pursuant hereto shall during the term of this Lease, as it may be extended, constitute the property of Tenant. Upon expiration or termination of this Lease, however, unless Landlord shall require the removal or consent in writing to the removal thereof by Tenant, all such improvements shall remain in place and the ownership thereof shall revert to Landlord.

            (i) Tenant shall provide Landlord with a complete copy of "as built" construction drawings at the completion of the tenant improvement work.

     3. Landlord's Contribution. Landlord shall contribute to the cost of Tenant's work for the New Premises an improvement allowance ("Allowance") in an amount equal to $284,034.89. Any and all costs associated with Tenant's work in excess of such Allowance shall be paid by Tenant. The Allowance shall be paid directly to Tenant as reimbursement to it for such costs actually paid by Tenant, as further specified below. Payments by Landlord shall be made not more often than monthly and shall be made on the basis of billings for work completed which are approved and paid by Tenant and submitted to Landlord together with evidence reasonably satisfactory to Landlord of completion of the work for which the billing is submitted and Tenant's prior payment thereof. For each such billing Landlord shall pay to Tenant as reimbursement to it an amount equal to sixty-nine and one-tenth percent (69.1%) of the full amount of such billing previously paid by Tenant (but in no event more than the aggregate sum of $284,034.89 as and for the Allowance), each payment to be made within twenty
(20) days after presentation to Landlord of the following:

            (a) A certificate of Tenant's general contractor showing the portion of Tenant's work which has theretofore been completed pursuant to the approved plans and specifications or other evidence satisfactory to Landlord specifying the portion of the improvements theretofore completed pursuant to the approved plans and specifications.

            (b) Evidence of prior payment by Tenant of the full amount of such billing.

            (c) Partial waivers to date of all mechanic's and materialmen's liens of any kind (which may be conditional upon payment as to the work currently invoiced but shall be unconditional as to all previously invoiced work) in form and substance satisfactory to Landlord.

          (d) Any other documentation reasonably required by Landlord.

     Landlord shall withhold ten percent of the Allowance until completion of all of Tenant's work and the lien-free expiration of the time for the filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or its contractors or subcontractors. The cost of any change orders shall be paid by Tenant without any reimbursement to the extent the cost thereof is not included within the Allowance. Tenant shall be liable for that portion of all taxes levied against its improvements.

      4. Adjustment of Extension Commencement Date. The Extension Commencement Date shall be delayed by one (1) business day for each business day of actual delay in the design or construction of the tenant improvement work for the New Premises that is caused by any Force Majeure Delay. "Force Majeure Delay" shall mean any actual delay which is attributable to any: (i) actual, industry-wide strike, lockout or other labor or industrial disturbance, civil disturbance, act of the public enemy, war, riot, sabotage, blockade, or embargo;
(ii) earthquake, fire, hurricane, tornado, flood, explosion, or other casualty beyond the control of the party for whom performance is required or of its contractors or other representatives. No Force Majeure Delay shall be deemed to have occurred unless and until the party claiming such Force Majeure Delay has provided written notice to the other party specifying the action or inaction that such notifying party contends constitutes a Force Majeure Delay. If such action or inaction is not cured within two (2) business days after receipt of such notice, then a Force Majeure Delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date after such notice was received and continuing for the number of days the substantial completion of the tenant improvement work for the New Premises was in fact delayed as a direct result of such action or inaction.

      5. No Fee to Landlord. Except as otherwise provided herein, Landlord shall receive no fee for supervision, profit, overhead or general conditions in connection with the tenant improvement work.

      6. No Miscellaneous Charges. Neither Tenant nor its contractor shall be charged by Landlord for parking (to the extent parking is available) or for the use of electricity, water or HVAC during construction of the tenant improvements for the New Premises.

                            SECOND AMENDMENT TO LEASE

      This Second Amendment to Lease ("Amendment") dated as of May 31, 1996 is entered into by and between Sorrento Valley Business Park, a California limited partnership ("Landlord") , and Signal Pharmaceuticals, Inc., a California corporation ("Tenant") , and is made with reference to the following facts:

                                    Recitals

      A. Landlord and Tenant previously entered into a Lease dated April 30, 1993 ("Lease") pursuant to which Tenant has leased from Landlord certain premises consisting of approximately 10,417 rentable square feet and sometimes referred to as Suite 100 ("Existing Premises"), located in a building at 5555 Oberlin Drive, San Diego, California 92121 ("Building") . Landlord and Tenant previously executed the First Amendment to Lease dated November 4, 1994, pursuant to which Tenant has leased from Landlord approximately 4,341 square feet and sometimes referred to as Suite 114 ("New Premises") . Unless otherwise indicated, capitalized terms herein shall have the same meanings as in the Lease.

      B. Tenant desires to lease additional space in the Building consisting of approximately 8,341 rentable square feet, and sometimes referred to as Suites 116 and 120 ("Additional Premises"), pursuant to the right of first offer set forth in paragraph 9 of the First Amendment to Lease dated November 4, 1994. Unless otherwise expressly indicated in this Amendment, any reference herein to the Lease shall be deemed to refer to both the Lease and the First Amendment to Lease.

      C. Landlord and Tenant desire to amend the Lease to provide for the Additional Premises.

      NOW, THEREFORE, the parties hereby agree as follows:

      1. Additional Premises and Its Term. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Additional Premises, the location of which is indicated on the diagram of the Building attached hereto as Exhibit 1. The term of such lease of the Additional Premises shall be for a period of fifty-six (56) months, commencing June 1, 1996 and ending January 31, 2001 (the "56-Month Term").

     2. Base Monthly Rent for Additional Premises. Tenant shall pay to Landlord as minimum Monthly Rent including all annual rental adjustments for the Additional Premises for each calendar month, payable monthly in advance, the following:

            a. Except as hereinafter provided, no base rent shall be payable during the period commencing June 1, 1996 through September 30 , 1996.

            b. $4,170.50 ($0.50 NNN per square foot) per month commencing October 1, 1996 through December 31, 1996.

            c. $13,429.01 ($1.61 NNN per square foot) per month commencing January 1, 1997 through December 31, 1997.

            d. $13,929.47 ($1.67 NNN per square foot) per month commencing January 1, 1998 through December 31, 1998.

            e. $14,513.34 ($1.74 NNN per square foot) per month commencing January 1, 1999 through December 1999.

            f. $15,097.21 ($1.81 NNN per square foot) per month commencing January 1, 2000 through December 31, 2000.

            g. $15,681.08 ($1.88 NNN per square foot) for the month commencing January 1, 2001 through January 31, 2001.

      3. Additional Rent. Any base Monthly Rents specified above are exclusive of all further or additional rents for the 56-month Term, which rents the Tenant shall also be obligated to pay in accordance with the Lease and this Amendment. Provided further, for the 56-month Term, the percentages chargeable to Tenant for "Additional Rent" (as referred to in the Lease) for the Additional Premises shall be as follows:

            Tenant's Building Percentage -        100%
            Tenant's Project Percentage -         22.13%

For the 56-month Term, the amount payable by Tenant as Tenant's Project Percentage (22.13%) of controllable Outside Area Expenses shall not increase by more than 5% per annum during the 56-month Term.

      4. Tenant Improvements for New Premises. After September 30, 1996, the Landlord shall contribute to the cost of the proposed tenant improvements in the Additional Premises ("Tenant Improvements") an allowance in the aggregate sum of up to $300,000.00. Any and all costs associated with the Tenant Improvements in excess of such contribution by Landlord shall be paid by Tenant. Tenant shall cause to be prepared plans and specifications for such Tenant Improvements in accordance with the Work Letter Agreement attached hereto as Exhibit 2 and incorporated by reference herein.

      5. Letter of Credit. The $150,000 Letter of Credit on deposit with Landlord shall secure Tenant's obligations under this Second Amendment to Lease.

      6. Prior Exercise of Right of First Refusal for Additional Premises. Tenant acknowledges that it has exercised its right of first refusal to lease the space in the Building which is the Additional Premises. Accordingly, paragraph 9 of the First Amendment to Lease is hereby canceled and shall be of no further force or effect.

      7. Right to Terminate. Notwithstanding anything herein contained to the contrary, Tenant shall have the right to cancel and terminate the Lease as to the Additional Premises only on or before September 30, 1996 in the event, and only in the event, that Tenant's second strategic partnership in inflammation (the "Strategic Partnership") is not consummated by said date. Such right of termination shall be exercised, if at all, by notice in writing to Landlord, which notice shall be certified by an officer of Tenant that the Strategic Partnership has not been consummated. If such written notice is not received by Landlord on or before September 30, 1996, this right to terminate shall be deemed to have been waived, and Tenant shall be bound by the provisions of this Amendment.

            In the event that Tenant exercises such right of termination, Tenant shall vacate the Additional Premises within thirty (30) days of the date of such notice, and Tenant shall pay to Landlord as rent for the Additional Premises the sum of $5,922.11 ($.71 NNN per square foot) per month commencing June 1, 1996 to the date that Tenant vacates the Additional Premises. Rent for any partial month shall be prorated.

      8. Full Force and Effect. The Lease, as modified herein, shall be and remain in full force and effect. All of the terms and provisions set forth in the Lease shall apply to the Additional Premises except as otherwise indicated in this Amendment. Without limiting the generality of the foregoing and except as otherwise indicated herein, the term "Premises" as used in the Lease shall be deemed to include both the Existing Premises, the New Premises, and the Additional Premises.

      9. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original and all of which shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.


"Tenant":                               "Landlord":

SIGNAL PHARMACEUTICALS, INC.,           SORRENTO VALLEY BUSINESS PARK,
a California corporation                a California limited partnership

                                        By  HSP Sorrento, Inc. a Cal. corp.
By  /s/ BRADLEY B. GORDON  6-17-96          General Partner
    ------------------------------

Title  V.P. Finance, CFO                By  [SIG]
       ---------------------------          --------------------------------
                                        Title  Vice President
                                               -----------------------------

                             [PREMISE MAP DIAGRAM]

                              WORK LETTER AGREEMENT



      1. Tenant's Work. Tenant at its cost (subject to Landlord's contribution provided in Paragraph 3 below) shall perform tenant improvement work for the New Premises in accordance with plans and specifications approved by Landlord and Tenant. Tenant's work shall include, without limitation, all design and space planning work, all interior partitions, interior doors, corridor entrance doors, cabinets, lock sets and latch sets, electrical outlets, telephone outlets, light fixtures, heating ventilation and air conditioning distribution ducting and heat pumps, plumbing, any fire protection system other than Landlord's existing sprinkler system, any modifications to Landlord's sprinkler system, floor coverings, perimeter and interior wall surfaces, and Building Standard window coverings.

      2. Standards for Tenant's Work. Tenant's work shall be completed pursuant to the following provisions:

            (a) Tenant shall prepare and submit to Landlord two (2) sets of final plans and specifications showing the architectural design of the New Premises, including the basic mechanical system and electrical system within the New Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes. Within five (5) working days after receipt of such final plans and specifications, Landlord shall approve or suggest modifications to such final plans and specifications. Landlord shall not unreasonably refuse or delay approval of Tenant's final plans and specifications. Tenant may object to any of the suggested modifications by notice to Landlord within five (5) working days after receipt of such suggested modifications, and unless Tenant so objects such suggested modifications shall be deemed approved by Tenant. Tenant shall also submit all proposed change orders in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed. Landlord's consent shall not be required for any change order for work costing less than Five Thousand Dollars ($5,000), provided that there are no more than five (5) such change orders in any thirty (30) day period. Any proposed change order shall be deemed approved by Landlord unless Landlord disapproves same within three (3) business days after the proposed change order is received by Landlord, provided that Tenant's notice requesting approval of such change order clearly notifies Landlord that the proposed change order shall be deemed approved if not disapproved within such three (3) business day period. The individuals to whom Tenant shall submit plans and specifications for approval shall be Elizabeth A. Gallagher, with a copy to Hoyt S. Pardee, and the individual to whom Landlord shall communicate regarding plans and specifications shall be either Jackie Johnson or Bruce Birch. While Landlord has the right to approve the plans and specifications, Landlord's sole interest in doing so is to protect the Building and Landlord's interests. Accordingly, Tenant shall not rely on Landlord's approvals and Landlord shall not be the guarantor of, nor in any way responsible for, the accuracy or correctness of any such plans and specifications, or the accuracy or correctness of any such plans and specifications, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting any such approvals.

            (b) Tenant shall complete all work in accordance with the final plans and specifications approved by Landlord. Tenant shall make no alterations, additions, or reinforcements to the structure of the Building except as specifically approved by the Landlord in such final plans and specifications. Tenant, at its expense, shall procure all building and other permits required for completion of Tenant's work. Tenant agrees that all work done by Tenant and its contractors and subcontractors shall be performed in full compliance with all laws, rules, orders, permits, ordinances, directions, regulations and requirements of all governmental agencies, offices and departments having jurisdiction, including without limitation applicable provisions pertaining to use of hazardous or toxic materials during construction, and in full compliance with rules, orders, directions,


                                   EXHIBIT 2
regulations and requirements of any insurance underwriting board, inspection bureau or insurance carrier insuring the New Premises or Building.

          (c) Tenant shall immediately submit to Landlord the names and addresses of the general, mechanical, and electrical contractors which Tenant intends to engage for construction of Tenant's improvements, the commencement date of construction, and the estimated date of completion of construction. Landlord shall have the right to enter the New Premises at any time to post any notice of nonresponsibility or other notice on the New Premises during Tenant's construction. All contractors and subcontractors retained by Tenant shall be subject to the approval of Landlord, which shall not be unreasonably refused or delayed. Landlord hereby consents that Tenant may employ David Begent & Co. as general contractor. All contractors retained by Tenant shall be bondable, licensed contractors, possessing good labor relations and capable of performing quality workmanship and working in harmony with Landlord's general contractor and other contractors.

            (d) During the course of construction, Tenant shall maintain builder's risk insurance in form and content satisfactory to Landlord. Tenant's insurance shall name Landlord as an additional insured and shall provide that it may not be canceled or amended without twenty (20) days prior written notice to Landlord. Prior to commencement of construction, Tenant shall provide Landlord with a certificate of such insurance and evidence of any required bonds in form satisfactory to Landlord.

            (e) Tenant's work shall be completed with reasonable diligence and in such a manner as not to interfere with the use or enjoyment of other portions of the Building or common areas by Landlord or other tenants. Tenant's contractors shall provide and pay for all temporary power, water, and other utility facilities as required in connection with the construction of Tenant's improvements. Tenant's contractors shall provide their own dumpster for collection and disposition of construction debris, which shall be located at a location approved by Landlord, and all construction debris from Tenant's construction shall be disposed of in Tenant's contractor's dumpster and not in trash facilities for the Project. Tenant's contractor's construction material, tools, equipment, and debris shall be stored only within the New Premises, or in areas designated for that purpose by Landlord. Work space exterior to the New Premises shall be available only in the discretion of Landlord. Tenant's work shall be subject to the inspection of Landlord and Landlord's architect and general contractor during the course of construction.

          (f) Tenant shall indemnify and hold harmless Landlord for any and all claims arising from Tenant's work as provided in Paragraph 12.A and Paragraph 18 of the Lease. Tenant's construction contracts shall include a similar indemnification from its contractors for the benefit of Landlord. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant, its agents, employees, contractors, licensees, or invitees. Tenant acknowledges that Tenant's obligation set forth in Paragraph 18 of the Lease to keep the Building and Premises (including the New Premises) free of all liens shall include, but not be limited to, an obligation at Tenant's expense to obtain and record a release bond as provided in Section 3143 of the California Civil Code or other provision of law, as requested by Landlord.

            (g) Tenant shall be solely responsible for the adequacy in all respects of the final plans and specifications, including without limitation compliance with all governmental requirements, compatibility with the Building shell, and any special requirements of Tenant's proposed improvements, equipment or machines with respect to ambient temperatures, electrical use or current, water availability or otherwise. Tenant acknowledges that in connection with obtaining Landlord's approval of the final plans and specifications, Tenant may provide Landlord with certain information regarding its specific needs relating to the New Premises in developing plans and specifications for its improvements and that Tenant may provide some of its own equipment for installation in the New Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the plans and specifications for the said improvements, or the adequacy of Tenant's improvements or Tenant's equipment for Tenant's intended purpose.

            (h) All improvements made pursuant hereto shall during the term of this Lease, as it may be extended, constitute the property of Tenant. Upon expiration or termination of this Lease, however, unless Landlord shall require the removal or consent in writing to the removal thereof by Tenant, all such improvements shall remain in place and the ownership thereof shall revert to Landlord.

            (i) Tenant shall provide Landlord with a complete copy of "as built" construction drawings at the completion of the tenant improvement work.

      3. Landlord's Contribution. Landlord shall contribute to the cost of Tenant's work for the New Premises an improvement allowance ("Allowance") in an amount equal to $300,000.00. Any and all costs associated with Tenant's work in excess of such Allowance shall be paid by Tenant. The Allowance shall be paid directly to Tenant as reimbursement to it for such costs actually paid by Tenant, as further specified below. Payments by Landlord shall be made not more often than monthly and shall be made on the basis of billings for work completed which are approved and paid by Tenant and submitted to Landlord together with evidence reasonably satisfactory to Landlord of completion of the work for which the billing is submitted and Tenant's prior payment thereof. For each such billing, Landlord shall pay to Tenant as reimbursement to it a fraction of the full amount of such billing previously paid by Tenant of which $300,000.00 is the denominator and the total cost of the Tenant Improvements is the numerator (but in no event more than the aggregate sum of $300,000.00 as and for the Allowance) , each payment to be made within twenty (20) days after presentation to Landlord of the following

            (a) A certificate of Tenant's general contractor showing the portion of Tenant's work which has theretofore been completed pursuant to the approved plans and specifications or other evidence satisfactory to Landlord specifying the portion of the improvements theretofore completed pursuant to the approved plans and specifications.

            (b) Evidence of prior payment by Tenant of the full amount of such billing.

            (c) Partial waivers to date of all mechanic's and materialmen's liens of any kind (which may be conditional upon payment as to the work currently invoiced but shall be unconditional as to all previously invoiced work) in form and substance satisfactory to Landlord.

            (d)   Any other documentation reasonably required by Landlord.

      Landlord shall withhold ten percent of the Allowance until completion of all of Tenant's work and the lien-free expiration of the time for the filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or its contractors or subcontractors. The cost of any change orders shall be paid by Tenant without any reimbursement to the extent the cost thereof is not included within the Allowance. Tenant shall be liable for that portion of all taxes levied against its improvements.

      4. No Fee to Landlord. Except as otherwise provided herein, Landlord shall receive no fee for supervision, profit, overhead or general conditions in connection with the tenant improvement work.

      5. No Miscellaneous Charges. Neither Tenant nor its contractor shall be charged by Landlord for parking (to the extent parking is available) or for the use of electricity, water or HVAC during construction of the tenant improvements for the New Premises.


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